UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

DATARAM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATARAM CORPORATION

777 Alexander Road

Princeton, NJ 08543

(609) 799-0071

Dear Shareholder:

On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Shareholders of Dataram Corporation (the “Company” or “Dataram”) to be held at our offices at 777 Alexander Road Princeton NJ 08543 on December 3, 2015 at 10:00 a.m. EDT.

The notice of annual meeting and proxy statement accompanying this letter describe the specific business to be acted upon at the meeting.

In addition to the specific matters to be acted upon, there will be an opportunity for questions of general interest to the shareholders.

Your vote is important. Whether or not you plan to attend the meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy card in the envelope provided. Your proxy will be voted at the annual meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from such brokerage firm or other nominee or fiduciary to vote your shares.

If you plan to attend the meeting in person, please respond affirmatively to the request for that information by marking the box on the proxy card. You will be asked to present valid picture identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Sincerely,

David A. Moylan

Chairman and Chief Executive Officer

DATARAM CORPORATION

777 Alexander Road

Princeton, NJ 08543

(609) 799-0071

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Shareholders of Dataram Corporation (the “Company” or “Dataram”) to be held at our offices at 777 Alexander Road Princeton NJ 08543 on December 3, 2015 at 10:00 a.m. EDT.

At the annual meeting, we will ask you to:

1.	Elect as directors the nominees named in the proxy statement;
2.	Ratify the retention of Anton & Chia LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016;
3.	Hold an advisory vote to approve the compensation of the Company’s executive officers;
4.	Approve amendments to the 2014 Equity Incentive Plan;
5.	Approve an amendment to the Company’s Restated Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.001 per share;
6.	Approve the reincorporation of the Company to the State of Nevada;
7.	Approve an amendment to the Company’s Restated Certificate of Incorporation to implement a Reverse Stock Split of the Company’s common stock at a ratio of not less than 1 for 2 and not more than 1 for 10, within the discretion of the Board of Directors, at any time prior to December 3, 2016;
8.	Approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d);
9.	To approve a certificate of amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively; and
10.	Transact such other business as may properly come before the meeting or any adjournments.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees for director named in the proxy statement; FOR the ratification of the retention of Anton & Chia LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016; FOR approval of the compensation of our the Company’s executive officers; FOR approval of amendments to the 2014 Equity Incentive Plan; FOR approval to amend the Restated Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.001 per share; FOR the reincorporation of the Company to the State of Nevada; FOR approval to amend the Restated Certificate of Incorporation to implement a reverse stock split of the Company’s outstanding common stock at a ratio of not less than1 for 2 and not more than 1 for 10, within the sole discretion of the Board of Directors, at any time prior to December 3, 2016; FOR approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d); and FOR approval to amend the Restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively.

Shareholders of record at the close of business on October 23, 2015, will be entitled to notice of and to vote at the 2015 Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Sincerely,

Anthony M. Lougee

Corporate Secretary

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the meeting.

For information on how to vote your shares, please see the instruction form from your broker or other fiduciary, as applicable, as well as “Information About the 2015 Annual Meeting and Voting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at Dataram Corporation, at 777 Alexander Road Princeton NJ 08543, telephone number (609) 799-0071.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice (i) our Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, as amended, and (ii) a Proxy Statement.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT: http://corporate.dataram.com/company-info/investor-relations/financial-releases-and-info

By Order of the Board of Directors,

Sincerely,

Anthony M. Lougee

Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on DECEMBER 3, 2015 at 10:00 a.m. EDT.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and our Annual Report to Shareholders for the fiscal year ended April 30, 2015, as amended, are available at:

http://corporate.dataram.com/company-info/investor-relations/financial-releases-and-info

TABLE OF CONTENTS

Information About the 2015 Annual Meeting and Voting	8
PROPOSAL 1 — Election of Directors	15
Information About the Board of Directors and Committees; Corporate Governance	17
Related Party Transactions	24
Information About Executive Officers and Compensation of Executive Officers	25
Section 16(a) Beneficial Ownership Reporting Compliance	25
Compensation Discussion and Analysis	25
Executive Compensation	34
PROPOSAL 2 — Ratify the Retention of Anton & Chia LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending April 30, 2016	38
Independent Registered Public Accounting Firm Fees and Services	39
PROPOSAL 3 — Advisory Vote to Approve the Executive Compensation	40
PROPOSAL 4 — Approval of Amendments to the Company’s 2014 Equity Incentive Plan	41
PROPOSAL 5 — Approval of an Amendment to the Certificate of Incorporation to Change the Par Value of the Company’s Common Stock from $1.00 Per Share to $0.001 Per Share	44
PROPOSAL 6 — Approval of Reincorporation of Company to the State of Nevada	45
PROPOSAL 7 — Approve an Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock at a Ratio Within a Range of 1 for 2 to 1 for 10 at any time Prior to December 3, 2016	62
PROPOSAL 8 — Approve the Issuance of Securities in One or More Non-Public Offerings Where the Maximum Discount at Which Securities Offered Will be Equivalent to a Discount of 30% Below Market Price of Our Common Stock in Accordance with Nasdaq Marketplace Rule 5635(d)	69
PROPOSAL 9 — Approval of an Amendment to the Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock and Preferred Stock to 100 Million Shares from 54 Million Shares and 15 Million Shares from 5 Million Shares, Respectively	71
Security Ownership of Certain Beneficial Owners and Management	73
Solicitation of Proxies	74
Other Matters	74
Appendices	75

DATARAM CORPORATION

777 Alexander Road

Princeton, NJ 08543

(609) 799-0071

PROXY STATEMENT FOR ANNUAL MEETING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 3, 2015:

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT:

http://corporate.dataram.com/company-info/investor-relations/financial-releases-and-info. SHAREHOLDERS CAN REQUEST A COPY OF THE PROXY STATEMENT, ANNUAL REPORT, AND FORM OF PROXY FOR THIS MEETING AND FUTURE MEETINGS BY CALLING 1-609-799-0071 OR SENDING AN EMAIL TO INFO@DATARAM.COM.

This proxy statement provides information that you should read before you vote on the proposals that will be presented to you at the 2015 Annual Meeting of Shareholders of Dataram Corporation.

The 2015 Annual Meeting will be held on December 3, 2015, at 10:00 a.m. local time, at the principal executive offices of Dataram Corporation, located at 777 Alexander Road Princeton NJ 08543.

On or about November 2, 2015, we mailed this proxy statement and our 2015 Annual Report .on Form 10-K, as amended, for the fiscal year ended April 30, 2015 (the "2015 Annual Report") in paper copy. For information on how to vote your shares of our common stock, see the instructions included on the proxy card, or the instruction form you receive from your broker or other fiduciary, as well as the information under “Information About the 2015 Annual Meeting and Voting” in this proxy statement. Shareholders who, according to our records, owned shares of the Company’s common stock (and Series A Preferred Stock with respect to the election of directors) at the close of business on October 23, 2015, will be entitled to vote at the 2015 Annual Meeting.

If you would like to attend the meeting and vote in person, please send an email to info@dataram.com and directions will be provided to you.

Information About the 2015 Annual Meeting and Voting

Why am I receiving these proxy materials?

The Board of Directors (“Board”) of Dataram Corporation (“Company” or “Dataram”) is asking for your proxy for use at the 2015 Annual Meeting of Shareholders of the Company, to be held at our principal executive, located at 777 Alexander Road Princeton NJ 08543 on December 3, 2015 at 10:00 a.m. local time, and at any adjournment or postponement of the meeting. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to shareholders of Dataram Corporation, a New Jersey corporation, in connection with the solicitation of proxies by the Board for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

Sharing the Same Last Name and Address

We are sending only one copy of our 2015 Annual Report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our 2015 Annual Report and proxy statement mailed to you, or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Corporate Secretary at, 777 Alexander Road, Princeton, New Jersey 08543 or call us at 609-799-0071. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

Who is soliciting my vote?

The Board is soliciting your vote.

When were the enclosed solicitation materials first given to shareholders?

We initially mailed to shareholders of the Company this proxy statement, a proxy card, and our 2015 Annual Report on or about November 2, 2015.

What is the purpose of the meeting?

You will be voting on:

1.	Election of the nominees named in the proxy statement as directors;
2.	Ratification of the appointment of Anton & Chia LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2016;
3.	Approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement;
4.	Approval of amendments to the 2014 Equity Incentive Plan as described in this proxy statement;
5.	Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change the par value of our common stock from $1.00 per share to $0.001 per share;
6.	Approval to reincorporate the Company to the State of Nevada;
7.	Approval to amend the Company’s Certificate of Incorporation, to implement a reverse stock split of the Company’s outstanding common stock at a ratio of not less than of 1 for 2 and not more than 1 for 10 at any time prior to December 3, 2016;
8.	Approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of the Company’s common stock in accordance with Nasdaq Marketplace Rule 5635(d);
9.	Approval of a certificate of amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively; and
10.	Such other business that is properly presented at the meeting.

What are the Board’s recommendations?

The Board recommends a vote:

1.	“FOR” election of the nominees named in the proxy statement as directors;
2.	“FOR” ratification of the appointment of Anton & Chia LLP as the Company’s independent certified public accountants of the Company for the fiscal year ending April 30, 2016;
3.	“FOR” approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement;
4.	“FOR” approval of amendments to the 2014 Equity Incentive Plan as described in this proxy statement;
5.	“FOR” approval of an amendment to the Company’s Certificate of Incorporation, to change the par value of the Company’s common stock from $1.00 per share to $0.001 per share;
6.	“FOR” approval to reincorporate the Company to the State of Nevada;
7.	“FOR” approval to amend the Company’s Certificate of Incorporation, to implement a reverse stock split of the Company’s outstanding at a ratio of not less than 1 for 2 and not greater than1 for 10 at any time prior to December 3, 2016;
8.	“FOR” approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of the Company’s common stock in accordance with Nasdaq Marketplace Rule 5635(d); and
9.	“FOR” approval of a certificate of amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock at the close of business on October 23, 2015 (the “record date”) will be entitled to vote at the meeting. Each share of common stock has one vote. Additionally, holders of record of our Series A Preferred Stock are entitled to vote on Proposal 1. Each share of Series A Preferred Stock is convertible into 5 shares of common stock and holders of Series A Preferred Stock are entitled to vote on an “as converted” basis with the common stock with respect to Proposal 1, except where such holder of Series A Preferred Stock has indicated their individual voting power will be limited in accordance with the beneficial ownership limitations of the Series A Preferred Stock. There were 3,793,414 shares of common stock outstanding on the record date. There were 524,600 shares of Series A Preferred Stock outstanding as of the record date convertible into 2,623,000 shares of common stock. Taking into account conversion limitations, the Series A Preferred Stock and based on a conversion price of $5.00 (the conversion price set forth in the Certificate of Incorporation as the price required to calculate voting power of the Series A Preferred Stock) is convertible into 1,192,273 shares of common stock that can be voted by the holders thereof as of the record date with respect to Proposal 1. Furthermore, the Company may not amend, among other things, increase or decrease to the size of the Board, or Certificate of Incorporation without the affirmative vote or consent of holders of Series A Preferred Stock entitled to cast at least 90% of the votes entitled to be cast by the holders of Series A Preferred Stock (the “Required Series A Consent”). On October 22,2015, the Company received the Required Series A Consent with respect to Proposals 1, 5, 6, 7 and 9.

What is a quorum of shareholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If a majority of the shares outstanding and entitled to vote on the record date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock (or Series A Preferred Stock with respect to Proposal 1) indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. Since there were 3,793,414 shares of common stock outstanding and 524,600 shares of Series A Preferred Stock convertible into 1,192,273 shares of common stock entitled to vote on Proposal 1 on October 23, 2015 the presence of holders of 2,497,829 shares will represent a quorum. We must have a quorum to conduct the meeting.

How many votes does it take to pass each matter?

Proposal 1: Election of Directors	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Anton & Chia LLP as the Company’s Independent Public Accountant for the Fiscal Year Ending April 30, 2016	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Anton & Chia LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2016, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Advisory Vote to Approve the Compensation of the Company’s Executive Officers	The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 4: Approval of the Amendments Company’s 2014 Equity Incentive Plan	The affirmative vote of a majority of the votes cast for this proposal is required to approve certain amendments to the 2014 Equity Incentive Plan, as further described herein. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approval of an Amendment to the Company’s Certificate of Incorporation to change the Par Value of our Common Stock to $0.001 from $1.00.	The affirmative vote of a majority of the votes outstanding as of the record date is required to approve the amendment to the Company’s Certificate of Incorporation to change the par value of the Company’s common stock to $0.001 from $1.00. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 6: Approval to Reincorporate the Company to the State of Nevada	The affirmative vote of a majority of the votes cast for this proposal is required to approve the reincorporation of the Company to the state of Nevada. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote

Proposal 7: Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split	The affirmative vote of a majority of the votes outstanding as of the record date is required to approve the amendment to the Company’s Certificate of Incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 8: Issuance of securities in non-public offering with a maximum discount of 30% below market price of the Company’s common stock	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 9: Amendment to the Company’s Certificate of Incorporation to Increase the Company’s Authorized Capital Stock.	The affirmative vote of a majority of the votes outstanding as of the record date is required to approve the amendment to the Company’s Certificate of Incorporation to increase our authorized capital stock. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal

Who can attend the meeting?

All shareholders as of October 23, 2015, or their duly appointed proxies, may attend the meeting.

What do I need to attend the meeting?

In order to be admitted to the meeting, a shareholder must present proof of ownership of common stock or Series A Preferred Stock as of the record date. If your shares are held in the name of a broker, bank, custodian, nominee, or other record holder (“street name”), you must obtain a proxy, executed in your favor, from the holder of record (that is, your broker, bank, custodian, or nominee) to be able to vote at the meeting. You will also be required to present a form of photo identification, such as a driver’s license.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask shareholders to instruct the proxy how to vote so that all common shares (and shares of Series A Preferred Stock, with respect to Proposal 1) may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.

How do I vote?

If you are a shareholder of record, you may vote by mailing a completed proxy card or in person at the Annual Meeting.

If you are a street name holder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee), you may direct your broker or nominee how to vote your shares; however, you may not vote in person at the Annual Meeting unless you have obtained a signed proxy from the record holder giving you the right to vote your beneficially owned shares.

You must be present, or represented by proxy, at the meeting in order to vote your shares. You can submit your proxy by completing, signing, and dating your proxy card and mailing it in the accompanying pre-addressed envelope. YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows (except for votes represented by shares of Series A Preferred Stock which will only be voted “FOR” Proposal 1 and not with respect to any other proposal):

1.	“FOR” election of the nominees named in the proxy statement as directors;
2.	“FOR” ratification of the appointment of Anton & Chia LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2016;
3.	“FOR” approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement;
4.	“FOR” approval of amendments to the 2014 Equity Incentive Plan as described in this proxy statement;
5.	“FOR” approval of an amendment to the Company’s Certificate of Incorporation, to change the par value of our common stock from $1.00 per share to $0.001 per share;
6.	“FOR” approval to reincorporate the Company to the State of Nevada;
7.	“FOR” approval to amend the Company’s Certificate of Incorporation, to implement a reverse stock split of the Company’s outstanding common stock at a ratio of not less than 1 for 2 and not greater than1 for 10 at any time prior to December 3, 2016;
8.	“FOR” approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d); and
9.	“FOR” approval of a certificate of amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held in a brokerage account, you will receive from your broker a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to provide voting instructions by telephone or by the internet. Brokerage firms have the authority under NASDAQ rules to vote their clients’ unvoted shares on certain routine matters.

The following matters are considered a routine matter under the rules of the NASDAQ. Therefore, if you do not vote on these proposals, your brokerage firm may choose to vote for you or leave your shares unvoted on this proposal:

•	Proposal 2: Ratification of the appointment of our independent registered public accounting firm,

NASDAQ rules, however, do not permit brokerage firms to vote their clients’ unvoted shares in:

•	Proposal 1: Election of directors,
•	Proposal 3: Advisory vote to approve the compensation of the Company’s executive officers,
•	Proposal 4: Approval of amendments to the 2014 Equity Incentive Plan.
•	Proposal 5: Amendment to the Certificate of Incorporation to change par value,
•	Proposal 6: Reincorporation of the Company to the State of Nevada,
•	Proposal 7: Approval to amend the Company’s Certificate of Incorporation to implement a reverse stock split of the Company’s outstanding common stock at a ratio within a range of 1 for 2 to 1 for 10 at any time Prior to December 3, 2016,
•	Proposal 8: Approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d),
•	Proposal 9: Approval of a certificate of amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively

Therefore, if you do not vote on these proposals, your shares will remain unvoted on those proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on those proposals.

What does it mean if I receive more than one proxy card or instruction form?

If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker or other nominee or fiduciary or you may hold your shares in different ways or in multiple names (e.g., joint tenancy, trusts, and custodial accounts). Please vote all of your shares.

How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.	Delivering another proxy card or voter instruction form to Dataram Corporation, ATTN: Corporate Secretary, 777 Alexander Road Princeton NJ 08543, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked.
2.	You may complete and send in another proxy card or voting instruction form with a later date.
3.	You may attend the meeting and vote in person.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the meeting and voting in person.

Who pays for the proxy solicitation and how will the Company solicit votes?

We will pay the costs of preparing, printing, and mailing the notice of Annual Meeting of Shareholders, this proxy statement, the enclosed proxy card, and our 2015 Annual Report. We will also reimburse brokerage firms and others for reasonable expenses incurred by them in connection with their forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile, or oral communications by directors, officers, or regular employees of the Company acting without special compensation.

We have retained Equity Stock Transfer to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay total fees of approximately $20,000.

Proposals to be Presented at the Annual Meeting

We will present nine proposals at the meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

PROPOSALS OF SECURITY HOLDERS AT 2016 ANNUAL MEETING

Any shareholder wishing to present a proposal which is intended to be presented at the 2016 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than August 15, 2016. It is suggested that any proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2015, as amended, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any shareholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Chief Financial Officer, Dataram Corporation, 777 Alexander Road, Princeton, New Jersey 08543-7528.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board currently consists of five members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of four directors. One of our current directors, Richard D. Butler Jr., has determined not to seek re-election to the Board of Directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Shareholders and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the four (4) persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Principal Occupation	Director Since
David A. Moylan	48	Chairman and Chief Executive Officer of the Company	2014
Trent D. Davis	47	President and COO of Whitestone Investment Network, Inc.	2015
Edward M. Karr	46	Founder and MD of Strategic Asset Management	2015
Michael E. Markulec	50	President and CEO at AXON Ghost Sentinel	2013

The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Nominees Biographies

David A. Moylan is President and Chief Executive Officer of Dataram Corporation, and Chairman of the Board. Mr. Moylan was previously a Partner at Yenni Capital, Inc., a private equity firm from 2013 through 2015. Mr. Moylan was also a Managing Director with the Corporate Executive Board (“CEB”), the world’s leading member-based advisory company, from 2010 to 2012. At CEB, Mr. Moylan held several executive roles which addressed critical business challenges. As a General Manager, he led the three-way global integration of Valtera with CLC Genesee and CEB’s core businesses across all functional areas; as President and CEO of Toolbox.com, he drove the successful turnaround of the business, returning it to profitability and spearheaded its successful divestiture. From 2008 through 2010, Mr. Moylan served as Vice President and Division COO for the Global Client Development Division at LexisNexis where he led operations and customer experience efforts and managed the Consulting and Training Services business. He also built a digital agency that delivered on-line marketing solutions to more than 13,000 customers and generated more than $40 million in annual revenue. In 2007, he was CEO of BK Global Ltd where he oversaw the growth of the business and its merger with another entity. From 2003 through 2007 he was an Executive Director at America Online (“AOL”) where he led numerous cross-functional efforts that planned and delivered web and client-based technology products to consumers. Prior to AOL, Mr. Moylan was a consultant with PricewaterhouseCoopers LLP (“PwC”) and at A.T. Kearney, helping companies across multiple industries and continents grow their businesses and transform their business models. He is a former U.S. Army officer who served with the 101st Airborne Division (Air Assault), a graduate of the University of Vermont, and holds an MSIA (MBA) from Carnegie Mellon’s business school. Mr. Moylan is qualified to serve on the Board because of his breadth of knowledge and experience in all aspects of the Company’s activities, including products and services, customers, operations, strategic interests, sales and marketing efforts; his role currently as the CEO at the Company; broad knowledge and operating experience in the technology and services industries; financial and operating acumen; and expertise in evaluating growth and operational initiatives.

Trent D. Davis is President and COO of Whitestone Investment Network, Inc., which specializes in providing executive advisory services to small entrepreneurial companies, as well as restructuring, recapitalizing, and making strategic investments in small- to mid-size companies. From November 2013 until July 2014, Mr. Davis served as the President and a director of Paulson Capital Corp. (formerly Nasdaq: PLCC) until he successfully completed the reverse merger of Paulson with VBI Vaccines (NASDAQ: VBIV). He now serves as a member of its board of directors and its audit committee. Trent was also the Chief Executive Officer of Paulson Investment Company, a subsidiary of Paulson Capital Corp, from July 2005 until October 2014, where he supervised all operations and over 200 investment representatives overseeing $1.5 billion in client assets. Prior to that, commencing in 1996, he served as Senior Vice President of Syndicate and National Sales of Paulson Investment Company, Inc. Mr. Davis has extensive experience in capital markets and brokerage operations and is credited with overseeing the syndication of approximately $600 million for over 50 client companies in both public and private transactions. He served as a board member of the National Investment Banking Association from 2001-2005, and was its Chairman in 2003. Mr. Davis holds a B.S. in Business and Economics from Linfield College and an M.B.A. from the University of Portland and has held the following FINRA Licenses: Series 7, 24, 63, 66, and 79. Mr. Davis is qualified to serve on the Board because of his deep knowledge of accounting, finance and operational issues; capital market, advisory and entrepreneurial experiences; and extensive experience in operational and executive management.

Edward M. Karr is the founder and Managing Director of Strategic Asset Management S.A.. He is also a Director of the Board for Pershing Gold, an emerging Nevada gold producer and Majesco Entertainment Company. Mr. Karr has more than 20 years of capital markets experience as a financial analyst, money manager and investor. Prior to founding Strategic Asset Management in 2012, Mr. Karr managed a private Swiss asset management, investment banking and trading firm based in Geneva for ten years. At the firm, he was responsible for all of the capital market transactions, investment and marketing activities. In 2004, Futures Magazine named Mr. Karr as one of the world’s Top Traders. He is a frequent contributor to CNBC, Bloomberg and Reuters and has been quoted in numerous financial publications. Prior to moving to Europe, Mr. Karr worked for Prudential Securities in the United States and has been in the financial services industry for over twenty years. Before his entry into the financial services arena, Mr. Karr was affiliated with the United States Antarctic Program and spent thirteen consecutive months working in the Antarctic, receiving the Antarctic Service Medal for winter over contributions of courage, sacrifice and devotion. Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honours (magna cum laude) from Southern New Hampshire University. Mr. Karr has lived in Geneva since 1997. He is also a current board member and past President of the American International Club of Geneva and Chairman of Republican’s Overseas Switzerland. Mr. Karr is qualified to serve on the Board because of his global operating and executive management experience; deep knowledge of capital markets; experience in public company accounting, finance, and audit matters; as well as his experience in a range of board and committee functions as a member of various boards.

Michael E. Markulec is currently President and CEO at AXON Ghost Sentinel, and previously has held various executive positions at Lumeta Corporation for more than 13 years, including the past three 3 years as President and Chief Executive Officer, and the 10 years prior thereto as Chief Operating Officer. Lumeta Corporation, a manufacturer of the IPsonar product suite, is one of the most widely deployed real-time network discovery solutions for large enterprises and governments. Mr. Markulec received a Bachelor of Science-Mechanical Engineering from Norwich University and a Masters of Business Administration from Duke University-Fuqua School of Business, and served as an Engineer Officer of the United States Army prior to his business career. Mr. Markulec has received many accreditations and awards for his accomplishments at Lumeta Corporation and is a frequent speaker and presenter on a variety of networking and security topics. Mr. Markulec is qualified to serve on the Board because of his extensive business and management experience focusing on the engineering and technology fields; experience in business-to-business strategy; experience in enterprise risk management; and his particular experience in evaluating new opportunities and growth initiatives.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF NOMINEES FOR DIRECTOR.

Information about the Board of Directors and Committees

Corporate Governance

Independence of Directors

Our Board is currently comprised of five members, four of whom are independent directors. Mr. Moylan is not an independent director in light of his employment as CEO of the Company.

The Board, upon recommendation of the Nominating and Corporate Governance Committee, unanimously determined that each of our four non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board in FY 2015 (including our former directors, Thomas Majewski, Jon Isaac, and Roseanne Giordano, but excluding John Freeman) is or was independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that the relationships discussed below were not material. No unusual discounts or terms were extended.

As part of its review, the Board noted that Mr. Isaac was considered an “interested party” due to his “material investment” in the company. While Mr. Isaac was considered an Independent Director, he was not eligible to sit on the Audit committee given his status of “interested party”.

Mr. Freeman was not an independent director in light of his former employment as CEO of the Company.

Compensation Committee Interlocks and Insider Participation

In FY2015, the Compensation Committee consisted of Mr. Butler and Mr. Markulec. None of these directors has served as one of our officers or employees at any time.

In FY2015, Mr. Butler served as a Director of LiveDeal, Inc. where he is Chairman of the Corporate Governance and Nominating Committee and also member of the Audit Committee. Jon Isaac, who served as a Director on the Dataram Board from November 2014 through June 2015, is the President and Chief Executive Officer, and also a Director of LiveDeal. Jon Isaac is also the Co-Founder of the Isaac Organization. In May 2015, Mr. Butler joined the Board of Directors of Appliance Recycling Centers of America, Inc. where he serves alongside Tony Isaac and Dennis Gao who are also Directors at LiveDeal Inc. Tony Isaac is also an executive at LiveDeal, and Chairman and Co-Founder of Isaac Organization.

Throughout FY2015 through the date of this proxy, there are no current or contemplated relationships, commercial or otherwise, between Dataram Corporation and either LiveDeal, Inc. or Appliance Recycling Centers of America, Inc.

Board Leadership Structure

The Board believes that the Company’s shareholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the CEO and chairman, as it deems advisable and in the best interests of the Company and its shareholders.

The independent directors have concluded that the most effective leadership structure for the Company at the present time is for Mr. Moylan to serve as both our CEO and Chairman. The Board made this determination in light of Mr. Moylan’s service to, and varied experiences within, the Company, which allow him to bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as substantial insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of the Company’s business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to the Company and its shareholders. The Board believes this structure has served the Company well since January 2015.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. Until January 2015, the Board separated the roles of Chairman and CEO. As part of its ongoing evaluation of the most effective leadership structure for the Company, in January 2015 the independent directors decided to combine the roles of CEO and Chairman, and also appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, senior management of the Company. Mr. Davis currently serves as lead director, and has since being appointed to the Board in June 2015. Prior to Mr. Davis, Mr. Butler served in this capacity from January 2015 through June 2015. The independent directors unanimously approved both persons to be lead director based on their experience knowledge of governance practices, strategic considerations, and the Company’s business interests.

Specific duties of the lead director include:

•	presiding at meetings of the independent directors;
•	serving as a liaison between the chairman and the independent directors;
•	consulting on meeting agendas;
•	working with management to assure that meeting materials are fulfilling the needs of directors;
•	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;
•	calling meetings of the independent directors, including at the request of such directors;
•	presiding at Board meetings when the chairman is not present;
•	working with the independent directors to respond to shareholder inquiries involving the Board; and,
•	performing such other duties as the Board may from time to time delegate.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. In 2015, these sessions were led by the lead director.

In 2015, the Board held thirteen regular and special meetings, the non-management directors held five regular and special executive sessions, the Audit Committee held four regular and special meetings, the Compensation Committee held two regular and special meetings, and the Nominating and Corporate Governance Committee held two regular and special meetings. Each director attended 90% or more of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the non-management (and independent) directors attended 90% or more of the regular and special executive sessions that were held during his or her term of office.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

BOARD OF DIRECTORS

The Board of Directors has a process for shareholders to communicate with directors. Shareholders should write to the President at the Company’s mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The Committee Charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at http//www.dataram.com/ by following the link to “Investor Relations” and then to “Corporate Governance.”

Audit Committee

The Audit Committee, among other things, is responsible for:

•	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
•	reviewing the internal audit function, including its independence, plans, and budget;
•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
•	reviewing our internal controls with the independent auditor, the internal auditor, and management;
•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
•	overseeing our financial compliance system; and
•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under Securities and Exchange Commission (“SEC”) rules and the Stock Market Rules. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. Beginning in November 2014, the Audit Committee consisted of Mr. Butler, Mr. Markulec and Mr. Moylan. Mr. Butler served as chair beginning in November 2014. Mr. Davis joined the committee in June 2015, replacing Mr. Moylan.

Compensation Committee

The Compensation Committee was formed in October 2014. Among other things, it is responsible for:

•	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
•	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	negotiating and overseeing employment agreements with officers and directors; and
•	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

For additional information regarding the Compensation Committee’s procedures for setting compensation of our executive officers, see “Compensation Discussion and Analysis.” The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. In 2015, the Compensation Committee consisted of Mr. Butler and Mr. Markulec. Mr. Markulec served as chair beginning in November 2014. Mr. Davis joined the committee in June 2015. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Stock Market Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

•	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
•	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and Committee Charters;
•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	overseeing the Company’s compliance program, including the Code of Conduct; and
•	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. Beginning in November 2014, the Nominating and Corporate Governance Committee consisted of Mr. Butler, Mr. Markulec, and Mr. Isaac. Mr. Butler served as chair beginning in November 2014. Mr. Davis joined the committee in June 2015, replacing Mr. Isaac.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Compensation of Non-Employee Directors and Stock Ownership Guidelines

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Until August 2015, non-employee directors received only cash for their service on the Board. Commencing in September 2015, non-employee directors will receive a combination of cash and equity compensation for service on the Board. Directors who are employees of the Company shall receive no additional cash compensation for serving on the Board, but receive equity compensation for service on the Board in alignment with other directors.

The Company requires our directors and executive officers to own a particular amount of our shares. Each nonemployee director is required to own at least 4,000 shares of the Company’s stock. The Company’s CEO is required to own at least 60,000 shares of the Company’s stock. Each of the Company’s executive officers is required to own at least 15,000 shares of the Company’s stock. These requirements are to be satisfied by the later of January 1, 2016 or within four years of assuming a position as a director, CEO, or executive officer.

Non-employee directors receive cash compensation of $24,000 per year for their service on our Board. There is no incremental compensation provided for committee chair or lead director roles. Company employees who are also directors receive no additional cash compensation for serving on the Board.

Commencing August 2015, all directors (non-employee and employee) will receive equity awards in addition to cash compensation received for their service. These arrangements compensate them for their Board responsibilities while aligning their interests with the long-term interests of our shareholders.

The Compensation Committee makes recommendations to the Board concerning director compensation under the Company’s equity compensation plans and determines other director compensation arrangements, as appropriate. Under the Company’s Policy on Insider Information and Insider Trading, which applies to the Company’s directors, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities.

Compensation paid to Mr. Moylan in his capacity as CEO in 2015 is described in the “Summary Compensation Table.” The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2015(1):

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(9)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other ($)	Total Compensation ($)
Thomas A. Majewski (2)	$14,000	$0	$0	$0	$0	$21,475	$35,475
Rose Ann Giordano (2)	$14,000	0	0	0	0	$15,135	$29,135
John Freeman (3)	$0	0	0	0	0	0	$0
Michael E. Markulec	$18,000	0	0	0	0	0	$18,000
David A. Moylan (4,8)	$19,424	0	0	0	0	0	$19,424
Richard D. Butler Jr.(4)	$10,891	0	0	0	0	0	$10,891
Trent D. Davis (5)	$0	0	0	0	0	0	$0
Jon Isaac (4,6)	$10,891	0	0	0	0	0	$10,891
Edward Karr (7)	$0	0	0	0	0	0	$0

_______________

(1) All directors’ fees, except for equity awards, are paid in cash in the year earned. Directors who are not employees of the Company receive a quarterly payment of $6,000. The Chairman of the Board, if not an employee of the Company, receives a quarterly payment of $9,000. During fiscal 2015, no (0) equity awards were issued to directors of the Company.

(2) In September 2014, Mr. Majewski and Ms. Giordano each received a 5 year D&O policy valued at $30,270. The company paid for this policy for the exclusive benefit of Mr. Majewski and Ms. Giordano. Mr. Majewski also was paid $6,340 to cover medical insurance cost. These payments are reportable as personal income to the IRS.

(3) Effective March 20, 2015, Mr. Freeman ceased to be a member of the Company’s Board of Directors.

(4) Effective November 18, 2014 Messrs. Butler, Isaac and Moylan were elected to the Company’s Board of Directors.

(5) Effective June 8, 2015, Mr. Davis was appointed to the Company’s Board of Directors.

(6) Effective June 12, 2015 Mr. Isaac resigned from the Company’s Board of Directors.

(7) Effective June 16, 2015, Mr. Karr was appointed to the Company’s Board of Directors.

(8) Effective January 22, 2015, Mr. Moylan was appointed interim President and CEO of Dataram Corporation by the Company’s Board of Directors. During the period November 18 2014 through January 22, 2015, Mr. Moylan earned $4,424 in fees for service as a non-employee director and $15,000 in fees for additional services performed as a Board Director for the Board of Directors and at the request of the Board of Directors.

(9) The aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Corporate Governance Principles, Code of Conduct, and Committee Charters can be found on our website at http://www.dataram.com/ by following the link to “Investors” and then to “Corporate Governance.”

The Nominating and Corporate Governance Committee regularly reviews our Corporate Governance Principles, Code of Conduct, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct

Our Code of Conduct (the “Code”), which was amended and restated as of November 18, 2014, applies to the Company’s employees, directors, officers, contractors, consultants, and persons performing similar functions ("Covered Persons"). This includes our CEO and Chairman, our chief financial officer (“CFO”), and our controller/treasurer. We require that they avoid conflicts of interest, comply with applicable laws, protect Company assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was restated in 2014 to better reflect our expanding global operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. Our Code is publicly available and can be found on our website at http://www.dataram.com/ by following the link to “Investors” and then to “Corporate Governance.”

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our CEO and Chairman, CFO, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Communications with Non-Employee Directors

The Board recognizes the importance of providing interested parties with a means to communicate with both individual directors and with the Board generally. Interested parties may communicate with the members of the Board individually, with the lead director or all independent directors, or with the Board as a group by writing to Dataram Corporation, Attn: Corporate Secretary, 777 Alexander Road, Princeton, NJ 08543. Interested parties are requested to mark the envelope “BOARD COMMUNICATION” and indicate the director(s) or group of directors for which the communication is intended. The corporate secretary promptly forwards such communications that he determines to be significant to the directors, and keeps a record of all such communications that she deems not to be significant and reports such communications to the Board on a periodic basis, but not less frequently than quarterly. Any communication specifically directed to the lead director shall be promptly forwarded by the corporate secretary to the lead director.

Communications with Audit Committee

The Audit Committee has established procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. A communication or complaint to the Audit Committee regarding such matters may be submitted by writing to Dataram Corporation, Attn: Corporate Secretary, 777 Alexander Road, Princeton, NJ 08543. Please mark the outside of the envelope “AUDIT COMMITTEE COMMUNICATION.”

In addition, interested persons can alert the Audit Committee to conduct that raises concerns about financial or audit matters by leaving a message with the Company’s Chief Compliance Officer at 1-609-799-0071. The Company’s Chief Compliance Officer is responsible for bringing messages to the prompt attention of the Audit Committee. The Company conducts a quarterly assessment of the proper functioning of the message system, and the Audit Committee regularly reviews the mechanisms for raising complaints within the Company.

Audit Committee Report

The Audit Committee is governed by a written charter. A copy of the charter is available on the Company’s website at www.dataram.com. The charter was last amended and restated on November 18, 2014. The Audit Committee held four meetings in 2015. The Audit Committee is comprised solely of independent directors, as affirmatively determined by the Board pursuant to the Stock Market Rules and the additional independence criteria applicable to audit committee members under SEC rules.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the registered public accounting firm engaged to issue an audit report on the consolidated financial statements of the Company and an audit report on the Company’s internal control over financial reporting, and such other duties as directed by the Board. The Audit Committee also meets periodically with the Company’s internal auditor and the independent registered public accounting firm, each separately and without members of management present. Management has the primary responsibility for preparing the consolidated financial statements and implementing the Company’s financial reporting process. Management also has the primary responsibility for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm also is responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm or to verify the independence of the independent registered public accounting firm under applicable rules.

The Audit Committee discussed with the Company’s finance team, and independent registered public accounting firm, the overall scope and plans of their respective audits. The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended April 30, 2015 and the related schedule, management’s maintenance of, and its assessment of the effectiveness of, internal control over financial reporting as of April 30, 2015 and the independent registered public accounting firm’s audit of internal control over financial reporting as of April 30, 2015. The Audit Committee discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgment, and the clarity of disclosures in the consolidated financial statements. Where significant deficiencies were identified during the course of the assessment and the audit, the Audit Committee discussed with management and the independent registered public accounting firm, such control deficiencies and management’s plans to remediate those control deficiencies. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PHRB”) Auditing Standard No. 16, Communications with Audit Committees, the rules of the SEC, and other applicable regulations. The Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the PHRB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence. In addition, the Audit Committee has concluded that the non-audit services are compatible with maintaining the independence of the independent registered public accounting firm.

The Audit Committee has also discussed with Anton & Chia LLP the matters required to be discussed in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1 AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T).

The Audit Committee has received the written disclosures and the letter from Anton & Chia LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No 1., Independence Discussion with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3200T), as amended, and has discussed with Anton & Chia LLP that firm’s independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements and related schedule and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015 filed by the Company with the SEC (Securities and Exchange Commission).

AUDIT COMMITTEE MEMBERS

Richard D. Butler Jr., Chairman

Trent D. Davis

Michael E. Markulec

RELATED PARTY TRANSACTIONS

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. This includes current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds the lower of either $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of the Company’s executive officers, directors, or greater than five percent shareholders, or any members of their immediate families, has a direct or indirect material interest. As of the date of this proxy statement, there were two such transactions entered into since May 1, 2014, and the Audit Committee reviewed and approved these transactions. Apart from any transactions disclosed herein, no such transaction was entered into with any director or executive officer during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics, which are available on the Company’s web site.

During the fiscal years ended April 30, 2015, the Company purchased inventories for resale totaling approximately $1,348,000 from Sheerr Memory, LLC (“Sheerr Memory”). Sheerr Memory’s owner (“Mr. Sheerr”) is employed by the Company and is the former general manager of the acquired MMB business unit. When the Company acquired certain assets of MMB, it did not acquire any of its inventories. However, the Company informally agreed to purchase such inventory on an as needed basis, provided that the offering price was a fair market value price. The inventory acquired was purchased subsequent to the acquisition of MMB at varying times and consisted primarily of raw materials and finished goods used to produce products sold by the Company. Approximately $15,000, of accounts payable in the Company’s consolidated balance sheets as of April 30, 2015. is payable to Sheerr Memory. Sheerr Memory offers the Company trade terms of net30 days and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Sheerr Memory subsequent to April 30, 2015 and management anticipates that the Company will continue to do so, although the Company has no obligation to do so.

During the fiscal years ended April 30, 2015, the Company purchased inventories for resale totaling approximately $1,150,000 from Keystone Memory Group (“Keystone Memory”). Keystone Memory’s owner is a relative of Mr. Sheerr. Approximately $32,000 of accounts payable in the Company’s consolidated balance sheets as of April 30, 2015 is payable to Keystone Memory. Keystone Memory offers the Company trade terms of net due and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Keystone Memory subsequent to April 30, 2015 and management anticipates that the Company will continue to do so, although the Company has no obligation to do so.

As of October 31, 2013, the Company also entered into an agreement with Mr. Sheerr to leaseback the aforementioned equipment and furniture that was sold to Mr. Sheerr on October 31, 2013. The lease is for a term of 60 months and the Company is obligated to pay approximately $7,500 per month for the term of the lease. The Company has an option to extend the lease for an additional two year period. The transactions described have been accounted for as a sale-leaseback transaction. Accordingly, the Company recognized a gain on the sale of assets of approximately $139,000, which is the amount of the gain on sale in excess of present value of the future lease payments and will recognize the remaining approximately $322,000 in proportion to the related gross rental charged to expense over the term of the lease, 60 months. The current portion of $72,000 deferred gain is reflected in accrued liabilities and the long term portion of $179,000 is reflected in other liabilities long term in the consolidated balance sheet as of April 30, 2015.

On December 17, 2014, the Company terminated its agreement with MPP Associates, Inc., a consulting and advisory firm engaged to provide financial services to the Company. Marc P. Palker is the President of MPP Associates, Inc. and was Dataram’s Corporate Secretary from September 2013 until December 2014. For the period January 1, 2014 to December 17, 2014 MPP Associates was paid approximately $130,338. For the period of January 1, 2014 to April 30, 2014, MPP Associates was paid approximately $65,334. Prior to engaging MPP Associates, the Company had engaged CFO Consulting Partners, LLC to provide Chief Financial Officer Services at the rate of $200 per hour. Such payments totaled approximately $175,566 for the period of May 1, 2013 to December 31, 2013 and $286,600 for the fiscal year ended April 30, 2013. The fees paid for CFO services for year ended April 30, 2014 were $240,900. At no time did consultants from these entities receive direct compensation form the company; nor did they receive any benefits from the company.

Information About Executive Officers and Compensation of Executive Officers

The following table sets forth information concerning each of the Company’s executive officers as of August 31, 2015:

Name	Age	Positions with the Company	Officer Since
David A. Moylan	48	President and Chief Executive Officer	2015
Anthony M. Lougee	54	Chief Financial Officer	2002

David A. Moylan has been employed by the Company since January 22, 2015 when he was named President and Chief Executive Officer. Mr. Moylan has been a director since November 2014. Additional information regarding Mr. Moylan is set forth under “Proposal 1 —Election of Directors.”

Anthony M. Lougee has been employed by the Company since 1991, initially as Accounting Manager and as Controller from 1999 until August 2015. In 2002 he was named an executive officer and serves as Chief Financial Officer, a position he has held since August 17, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

Compensation Discussion and Analysis

Executive Compensation

Overview

This section provides information regarding the compensation and benefit programs for our Chief Executive Officer (CEO) and Chief Financial Officer (CFO). Together, these individuals comprise the Company’s current executive officers. In FY 2015 and FY 2014, the Company’s executive officers included the CEO, Chief Accounting Officer (CAO) and Controller, General Manager Micro Memory Bank (MMB), and VP Manufacturing and Engineering. We have included a discussion and analysis of information regarding, among other things, our compensation philosophy, the overall objectives of our compensation program, and each element of compensation.

Compensation Discussion and Analysis

The Compensation Committee of our Board is comprised of all members of our Board, except the Chief Executive Officer. The Compensation Committee’s basic responsibility is to review the performance of our management in achieving corporate goals and objectives and to ensure that our executive officers are compensated effectively in a manner consistent with our strategy and compensation practices. Toward that end, the Compensation Committee oversaw, reviewed and administered all of our compensation, equity and employee benefit plans and programs applicable to executive officers.

Compensation Philosophy

We operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our Company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our shareholders.

Mr. Moylan, our Chief Executive Officer, as the manager of the members of the executive team, assessed the individual contribution of each member of the executive team other than himself and, where applicable, made a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus, and option awards. The Compensation Committee evaluated, discussed and modified or approved these recommendations and conducted a similar evaluation of Mr. Moylan’s contributions to the Company.

During 2015 and beyond, our objective will be to provide overall compensation that is appropriate given our business model and other criteria to be established by the Compensation Committee. Some of the elements of the overall compensation program are expected to include competitive base salaries, short-term cash incentives and long-term incentives in the form of options to purchase shares and restricted stock awards, if available.

We expect that our Chief Executive Officer, as the manager of the members of the executive team, will continue to assess the individual contributions of the executive team and make a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus pool allocations, award of options to purchase shares, and restricted stock awards. The Compensation Committee will then evaluate, discuss and modify or approve these recommendations and conduct a similar evaluation of the Chief Executive Officer’s contributions to corporate goals and achievement of individual goals.

Our compensation philosophy is designed to support our key objective of creating value for our shareholders by increasing both revenue and earnings over the long term. The Compensation Committee of our Board, comprised solely of independent directors, is responsible for guiding and overseeing the formulation and application of the compensation and benefit programs for our executive officers and other senior leaders. The Compensation Committee is also responsible for recommending the design and application of the CEO’s compensation to the independent directors of the full Board and acts pursuant to a charter that has been approved by our Board.

The Compensation Committee works with our CEO and head of HR to design compensation programs that encourage high performance, promote accountability, and ensure that executive interests are aligned with the interests of our shareholders.

The primary objectives of our executive compensation programs are to:

•	Create shareholder value by aligning executive compensation to long-term Company performance;
•	Attract, retain, and motivate highly-qualified executives by offering market-competitive total compensation packages; and
•	Balance the focus on short- vs. longer-term performance objectives through an appropriate mix of annual incentive (cash bonus) and longer-term (equity participation) compensation.

Compensation Policies and Risk Management

The Compensation Committee and management periodically undertake a risk assessment of the Company’s compensation policies and practices, including a review of trends and developments in executive pay. The Compensation Committee does not believe that the Company’s compensation policies and practices motivate imprudent risk taking or are reasonably likely to cause a material adverse effect upon Dataram’s business and operations. In this regard, the Company notes, among other things, that the Company does not offer significant short-term incentives that might drive high-risk behavior at the expense of long-term Company value and that stock option awards to directors and management seek to align the interests of these individuals with the Company’s long-term growth goals.

Role of Executive Officers and Compensation Consultants

Our Chief Executive Officer supports the Compensation Committee in its work by providing information relating to our financial plans, performance assessments and recommendation for compensation of our executive officers. Mr. Moylan, while not a member of the Compensation Committee, is a member of the Board. The Compensation Committee has not in recent years engaged any third-party consultant to assist it in performing its duties, though it may elect to do so in the future.

Guiding Principles

The design of our specific compensation programs is based upon the following guiding principles:

Pay for Performance

We believe that the best way to accomplish alignment of compensation plans with the interests of the executives who participate in them is to link compensation directly to both individual and Company performance. Beginning in 2015, our annual bonus plan rewards the achievement of specific financial and strategic objectives that are tied to individual and Company performance and are critical to our ongoing success. Additionally, share based compensation is intended to represent a significant portion of total compensation.

Cost

Compensation and benefit programs are designed to be cost effective while still ensuring that the interests of our employees are maintained. While paying competitive cash and share-based compensation, we do not offer expensive post-employment programs and provide few perquisites or other personal benefits.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of the three components discussed below. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the relevant factors associated with each executive are reviewed on a case-by-case basis to determine the appropriate level and mix of compensation.

Base Salaries. The salaries of our Chief Executive Officer and our other executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions based on information available to the Compensation Committee. We believe that our base salary levels are consistent with levels necessary to achieve our compensation objective, which is to maintain base salaries competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Any base salary adjustments are expected to be based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities.

Annual Bonus Compensation. We maintain an annual bonus program. The award of bonuses to our executive officers is the responsibility of the Compensation Committee and is determined on the basis of individual performance. The annual bonus program is designed to reward performance in a way that furthers key corporate goals and aligns the interests of management with our annual financial performance.

Long-Term Incentive Compensation. In the past, the Company has awarded shares of common stock to executive officers under various equity incentive plans. The Company’s 2014 Equity Incentive Plan allows the award of shares of common stock (grants, options) to the Company’s employees (other than executive officers), directors, and executive officers.

Key Elements of Compensation Program

The Compensation Committee engages in an ongoing review of the Company’s executive compensation and benefits programs to ensure that they support the Company’s compensation philosophy and objectives, as described above, and ultimately serve the best interests of our shareholders. In connection with this ongoing review, the Compensation Committee has in recent years revised the executive compensation program to include the following, each of which reinforces our executive compensation philosophy and objectives:

•	A Portion of Long-Term Incentive Awards Is Linked to Performance Objectives: A portion of the Company’s long-term equity awards granted to the executive officers, commencing in 2015, is in the form of at-risk, performance-based compensation. This component of the overall equity plan for executive officers, which is in addition to time-based RSU awards, is in the form of performance based RSUs (Performance Share Awards or “PSAs”).
•	Inclusion of a “Clawback” Policy: The Compensation Committee has determined that it is in the best interests of its shareholders to have a clawback policy with respect to incentive compensation. Under that policy, if there is an accounting restatement due to material noncompliance by the Company with any financial reporting requirement, incentive compensation paid to an executive officer that was calculated based upon any erroneous data is recoverable by the Company.

•	Stock Ownership Requirements:
o	The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Non-employee directors receive a combination of cash and equity compensation for service on the Board. Directors who are employees of the Company shall receive no additional cash compensation for serving on the Board, but receive equity compensation for service on the Board.
o	The Company requires our directors and executive officers to own a particular amount of our shares. Each non-employee director is required to own at least 4,000 shares of the Company’s stock. The Company’s CEO is required to own at least 60,000 shares of the Company’s stock. Each of the Company’s executive officers is required to own at least 15,000 shares of the Company’s stock. These requirements are to be satisfied by the later of January 1, 2016 or within four years of assuming a position as a director, CEO, or executive officer.

Say on Pay

As noted above, in its compensation review process, the Compensation Committee considers whether the Company’s executive compensation and benefits program serves the best interests of the Company’s shareholders. In that respect, as part of its on-going review of the Company’s executive compensation program, the Compensation Committee considered multiple factors, including the approval by approximately 86% of the votes cast with respect to the Company’s “say on pay” vote at the Company’s 2014 Annual Meeting of Shareholders and determined that the Company’s executive compensation philosophy, compensation objectives, and compensation elements continued to be appropriate. The Compensation Committee did not make any changes to the Company’s executive compensation program specifically in response to the “say on pay” vote.

Policy Against Hedging and Pledging

The Company considers it improper and inappropriate for officers, employees, and Board members to engage in short-term or speculative transactions in the Company’s securities or in other transactions that may lead to inadvertent violations of the insider trading laws. Accordingly, the Company prohibits officers, employees, and Board members from short sales of the Company’s securities and transactions in publicly traded options, such as puts, calls, and other derivative securities related to the Company’s securities, on an exchange or in any other organized market. In addition, officers, employees, and Board members are prohibited from holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan without seeking pre-clearance from the Company’s Chief Compliance Officer.

The Annual Compensation Process

In conducting its annual compensation review in June 2015, the Compensation Committee considered quantitative and qualitative performance results; the Company’s overall need to attract, retain, and motivate its executive team; and, the total cost of compensation programs. The Compensation Committee reviews performance results presented by management in determining annual bonus awards for the prior year, as well as in establishing the appropriate aggregate and individual compensation levels for the current year. In 2015, the Compensation Committee worked with management in the compensation review process as follows:

•	Develop performance measures: Our CEO and Head of HR identified appropriate performance measures and recommended performance objectives that were used to determine annual and long-term awards.
•	Compile benchmark data: The Committee prepared benchmarking and competitive data with respect to historical compensation. The Compensation Committee utilized this information in connection with establishing executive officer compensation plans and parameters at its annual compensation review meeting.
•	Develop compensation recommendations: Based upon Company and individual performance data, the CEO and Head of HR prepared specific compensation recommendations for the executive officers (other than the CEO) regarding base salary, annual bonus, and equity grants, and presented these recommendations to the Compensation Committee. The CEO prepared recommendations for the Head of HR. The Compensation Committee reviewed these recommendations against Company and individual performance and made modifications as deemed appropriate. The CEO provided a self-evaluation of his performance against objectives. The Compensation Committee met in closed session without the CEO present to determine recommendations for base salary, annual bonus, and share-based compensation. These recommendations were developed with no input from the CEO and took into account overall Company performance, personal performance against objectives, Board and senior leadership feedback, and compensation benchmarking data provided by external sources. Compensation Committee recommendations were then reviewed and approved by all independent directors of the Board, in closed session without the CEO present.

Elements of Total Compensation

The compensation package for our executive officers in 2015 consisted primarily of four components: base salary, a potential annual cash bonus, share-based compensation, and other benefits. Each component is designed to achieve a specific purpose and to contribute to a total compensation package that is competitive, performance-based, and valued by our executives.

Base Salary

Base salaries are designed to attract and retain highly-qualified executives, as well as to reward them based upon their performance at levels competitive with peer companies. The CEO recommends executive officer salary levels (other than for himself) to the Compensation Committee for approval based upon responsibility and individual performance, market salary data, and internal equity considerations. The Compensation Committee makes CEO salary recommendations to the independent members of the Board for approval based upon Company and individual performance and market salary data.

When determining changes in base salary, the Compensation Committee or the independent members of the Board (in the case of the CEO) considers these recommendations and its own evaluation of overall Company performance, the individual’s scope of responsibility, relevant career experience, past and future contributions to the Company’s success, and competitive compensation data for peer group companies. The Compensation Committee does not use a formula to determine increases and decreases, and no one factor is weighted more heavily than another. Although the Compensation Committee does not have a specific benchmark, the goal of the CEO and Compensation Committee is to ensure that total compensation packages, including base salaries of the executive officers, generally remain competitive with the 50th – 75th percentile when compared to peer group companies.

Annual Cash Bonus

In 2015, the Compensation Committee established an annual bonus plan for executive officers based upon predetermined financial, operational and strategic, and human capital objectives for the Company overall, and for the executive’s area of responsibility. Each executive had an assortment of objectives that were established at the beginning of the year and reviewed with the executive. Annual Company-level performance goals serve both to motivate executives as well as to increase shareholder returns by focusing executive performance on the attainment of those goals identified as having a positive impact on our short-and long-term business results.

“Financial objectives” are defined as those that are related to financial outcomes, and include both overall firm financial outcomes as well as individual outcomes in specific areas of responsibility. Representative objectives in the financial category include: revenue; Adjusted EBITDA (net income before loss from discontinued operations, net of provision for income taxes; interest expense, net; debt extinguishment costs; depreciation and amortization; the impact of the deferred revenue fair value adjustment; acquisition related costs; share-based compensation; impairment loss; restructuring costs; costs associated with exit activities; and gain on acquisition.); and non-GAAP diluted earnings per share (diluted earnings per share before the per share effect of loss from discontinued operations, net of provision for income taxes and excludes the after tax per share effects of the impact of the deferred revenue fair value adjustment; acquisition related costs; impairment loss; gain on cost method investment; restructuring costs; share-based compensation; amortization of acquisition related intangibles; debt extinguishment costs; costs associated with exit activities; and gain on acquisition).

“Operational and strategic objectives” are defined as those that are related to core operational processes of the Company, and include both current business processes as well as strategic acquisition and integration objectives. Representative objectives in the operational and strategic category include: increase in customer engagement; new product development; new account acquisition; and increase in brand awareness.

“Human capital objectives” are defined as those that are related to the effective management of the talent base of the Company. Representative objectives in the category of human capital objectives include: succession planning for certain key management positions; recruiting and retention goals; staff development; and preparing certain key employees for leadership positions.

For 2015, the Compensation Committee designed the annual bonus plan for executive officers to provide competitive incentive compensation at a target incentive payout percentage of their base salary for each executive officer. The CEO’s maximum bonus opportunity is 200% of base salary. The minimum bonus opportunity for all executive officers, including the CEO, is 0% of base compensation.

For the CEO, the Compensation Committee makes the recommendation for the annual bonus to the independent members of the Board for approval. For the executive officers and other executives, the CEO recommends annual bonuses to the Compensation Committee for approval. The following table summarizes the number of specific individual objectives and a breakdown of the percentage contribution to the overall individual bonus used by the Compensation Committee to evaluate individual performance for each executive officer in FY2015.

Name	Role	Financial Objectives (# and Percentage Weighting	Operational Objectives (# and Percentage Weighting	Human Capital Objectives (# and Percentage Weighting
David A. Moylan (1)	Chairman, President & CEO	1 / 100%	None	None

Anthony M. Lougee	Chief Accounting Officer & Controller	1 / 100%	None	None

John Freeman (2)	President & CEO	None	None	None

_______________

(1)	Effective January 22, 2015, the Company employed Mr. Moylan as its President and CEO.

(2)	Effective January 22, 2015, Mr. Freeman was no longer employed by the Company.

In 2015 and 2014, the target and actual bonus awards for the CEO and other executive officers were as follows:

Name	2015 Target Bonus	2015 Actual Bonus	2014 Target Bonus	2014 Actual Bonus
David A. Moylan	n/a	$0	n/a	n/a

Anthony M. Lougee	None	$3,000	None	$6,000

John Freeman (1)	None	$0	None	$0

Jeffrey Duncan (2)	None	$2,000	None	$4,000

David Sheer	None	$0	None	$0

_______________

(1)	Effective January 22, 2015, Mr. Freeman was no longer employed by the Company.
(2)	Effective February 13, 2015, Mr. Duncan retired from the Company.

Share-based Compensation

The use of share-based compensation has been a significant component of our overall compensation philosophy and is one that we plan to continue. Our philosophy is built on the principle that equity compensation should seek to align employees’ actions with shareholder interests; attract, retain, and motivate highly qualified executives; and balance the focus on short- and longer-term performance objectives. Beginning in 2015, we determined that it would be appropriate to grant a combination of RSUs and PSAs. While we believe that RSUs are an effective means to retain executives and to align executive and shareholder interests since the value of the award is tied to the Company’s stock price, PSAs add an at-risk, performance-based compensation element to the Company’s long-term incentive program, designed to motivate achievement of two key financial metrics for the Company.

A RSU is a promise to deliver a share of common stock at a specific time in the future, subject to vesting requirements. The fair value of a RSU is determined by the price of our stock on the grant date (reduced by the present value of dividends expected to be paid over the vesting period). As the price of our stock fluctuates, so does the fair value of the RSU; this allows for employee and shareholder alignment with both increases and decreases in our stock price.

The size of an annual share-based compensation award granted to an employee has been determined by his/ her respective position and underlying responsibilities, recognizing the different levels of contribution to the achievement of performance goals.

The Company does not use a formula that ties the amount of share-based compensation awards to be granted to each executive officer to the achievement of specific in-year performance goals. Rather, the Compensation Committee reviews an assortment of factors in determining the appropriate level of awards to be granted to executive officers, including comparative market data, individual contributions over time, the need to retain that individual, and an assessment of the individual’s relative equity position. The Compensation Committee’s goal is to generally maintain total compensation (including base, bonus, and long-term incentives) for its executive officers competitive with the 50th percentile when compared to peer group companies. Keeping the comparative market data in mind, the Compensation Committee reviewed and considered all of these factors for each executive officer and, based upon its experience and this review, approved the specific awards for each executive officer described in the “Grants of Plan-Based Awards in 2015” table.

Share-based compensation awards in the form of RSUs generally vest 33% per year beginning one year from the date of grant. With vesting over three years, a RSU provides the holder with a valuable award that may only be retained by the executive so long as the executive’s employment with the Company continues.

The overall funding levels of all share-based awards are ultimately subject to the judgment and approval of the Compensation Committee to ensure appropriate alignment with the interests of our shareholders. Share-based awards are granted each year from the equity incentive pool. Eligibility to participate in share-based grants, as well as the specific grant amounts, are based upon the competitive long-term incentive value for each executive’s position, the individual’s contribution to longer-term Company objectives, and the potential for the individual to contribute further over time. The CEO recommends award grants for the executive officers, other executives, and senior managers to the Compensation Committee, which has final approval authority for these recommendations. The CEO’s share-based award is recommended by the Compensation Committee to all of the independent members of the Board for approval.

Additionally, when determining individual compensation actions for the CEO and other executive officers, the Compensation Committee considers the total compensation to be delivered to individual executives, and as such may exercise discretion in determining the portion allocated to annual versus long-term incentives. We believe that this “total compensation” approach provides the ability to balance compensation decisions between the short- and longer-term needs of the business. It also allows for the flexibility required to recognize differences in performance by providing differentiated compensation.

Annual Grants of Share-Based Awards

Share-based awards are granted following regularly-scheduled Compensation Committee meeting in Q1. Grants are determined during the same meeting at which the Compensation Committee determines all elements of the executive officers’ compensation for the year. This meeting date follows the issuance of our earnings release for the previous fiscal year. The Compensation Committee believes that it is appropriate that annual awards be made at a time when material information regarding our performance for the preceding year has been disclosed. We do not otherwise have any program, plan, or practice to time annual grants to our executives in coordination with the release of material non-public information.

Recommendation of grants for any newly-hired or promoted executives during the course of the year occurs through a committee of management appointed by the Compensation Committee. The Compensation Committee receives a quarterly report of all such recommendations. All grants to executive officers are made by the Compensation Committee itself and not pursuant to delegated authority.

All share-based awards are made to employees under the 2014 Equity Incentive Plan. The fair value of an RSU is determined by closing market price on the day of award.

Allocation between annual cash compensation and long-term non-cash compensation

We believe that both cash compensation and non-cash compensation are appropriate mechanisms for driving executive performance in support of shareholder value. Cash compensation rewards annual (short-term) performance, while non-cash compensation is generally used to reinforce sustained performance over a longer period of time. The allocation between annual cash compensation and long-term equity compensation is based primarily on an evaluation of an executive’s overall role and contributions to the Company, taking into account competitive concerns regarding attracting and retaining superior talent, as opposed to a targeted allocation between annual and long-term compensation. We also consider certain internal factors that may cause us to target a particular element of an executive’s compensation for unique treatment. These internal factors may include the executive’s operating responsibilities, management level, and unique contribution for the time period in question.

While there is no specific targeted mix between annual and long-term compensation by individual executive position, we vary annual and long-term compensation mix by level. In general, as base salary levels increase, more weight is placed on long-term compensation.

Other Benefits

The executive officers participate in the same company-wide benefit plans designed for all of our full time US employees. Additionally, we provide a limited number of company-sponsored insurance, retirement and other benefit plans to executives. We believe that it is more cost-effective to pay our executives a highly competitive salary, bonus and long-term incentives, rather than maintain expensive retirement programs. We do not maintain a defined benefit plan.

Executive Perquisites and Other Compensation

Our executive officers participate in the same 401(k) plan and the same life and health group insurance plans, and are entitled to the same employee benefits, as our other salaried employees. Any additional perquisites are specifically detailed in an officer’s employment agreement which is publically disclosed, as are any changes.

Perquisites and other personal benefits do not comprise a significant aspect of our executive compensation program. Starting in January 2015, we reduced the number and value of executive perquisites to a minimum. Any perquisites provided to our executive officers result in imputed compensation to such executives for tax purposes.

The executive officers are eligible to participate in our company-wide personal medical, dental, life, disability insurance plans and other broad-based benefit plans. Under certain broad-based benefit plans, participants, including a executive officer, may purchase higher levels of coverage.

We believe that providing these limited perquisites is appropriate. The Compensation Committee reviews the perquisites provided to its executive officers on a regular basis, in an attempt to ensure that they continue to be appropriate in light of the Compensation Committee’s overall goal of designing a compensation program for executive officers that maximizes the interests of our shareholders.

Insurance Plans

The core insurance package includes health, dental, disability and basic group life insurance coverage generally available to all employees.

Retirement Plans

We provide retirement benefits to executives through a 401(k) plan, which gives employees the opportunity to save for retirement on a tax-favored basis. Executives may elect to participate in the 401(k) plan on the same basis as all other employees. In recognition of the 401(k) as a central element of our employees’ retirement planning process, we provide a discretionary contribution of 75% of an employee’s contribution up to a maximum of 6% of base salary, limited to IRS annual maximum contribution amounts.

Severance Agreement with the CEO

On June 12, 2015, we entered into a severance agreement with David A. Moylan, our CEO, which is described in more detail under the heading “Employment Agreements and Potential Termination or Change in Control Payments.” Mr. Moylan has an employment agreement.

The severance agreement provides that Mr. Moylan will be entitled to receive the following compensation and benefits if his employment is terminated by the Company without “cause” (as such term is defined in the severance agreement) or by him for “good reason” (as such term is defined in the severance agreement), subject to his executing the Company’s standard release of claims:

•	A lump sum payment equal to 100% of the sum of (a) one year’s base salary at the time of such termination plus (b) his average annual incentive bonus actually paid by the Company for the year immediately preceding the year in which termination occurs;
•	Immediate vesting of all of his outstanding equity awards (other than performance-based equity awards);

•	Immediate vesting of a pro rata amount of his performance-based equity awards based on actual performance from the commencement of the applicable performance period through the date of termination and the projected outcome at the conclusion of the applicable performance (or such higher level as may be provided under the applicable award agreement);
•	A pro rata annual incentive bonus payment for the year in which termination occurs based on actual performance; and
•	Welfare benefits for one year following his termination at the same cost to him as is charged to active employees.

The severance agreement provides that in the event of a “change of control” (as such term is defined in the severance agreement), Mr. Moylan will be entitled to receive vesting of all of his outstanding equity awards as set forth above.

The severance agreement does not provide for a gross-up payment if Mr. Moylan incurs an excise tax due to the application of Section 280G of the Internal Revenue Code of 1986. Rather, the amounts received by Mr. Moylan that are contingent upon a change in control will either be (a) reduced to the extent necessary to avoid the excise tax, or (b) paid in full, whichever is better for him on an after-tax basis. We believe the agreement with Mr. Moylan is within market practice for CEOs at comparable companies.

Change in Control and Severance Agreements

We have Change of Control and Employment agreements in place with our CEO and CFO, Messrs. Moylan and Lougee. The agreements with Messrs. Moylan and Lougee each provide for the payment of one year’s salary upon early termination in lieu of payments under the Company general severance policy.

In the event of a change in control of the Company, these agreements only provide benefits upon a so-called “double trigger.” This means that severance benefits are triggered only when the executive is involuntarily terminated by the Company without cause or the executive terminates employment for “good reason” within 24 months after the date of the change in control. The severance benefits consist of 12 months of base pay plus a pro rata target bonus for the year of termination, payable over 12 months, and 12 months of health continuation coverage at active employee rates.

The Compensation Committee believes that these change in control and severance arrangements are well within market practice for similarly situated executives and are an important part of the overall compensation program designed to retain our executives.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on its review and discussions, the Committee recommended to our Board of Directors that the CD&A be included in this proxy statement.

COMPENSATION COMMITTEE MEMBERS

Michael E. Markulec, Chairman

Richard D. Butler, Jr.

Trent D. Davis

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Executive Compensation

Summary Compensation Table for 2015 and 2014

The following table sets forth the compensation paid or earned by or awarded to our Principal Executive Officer (“PEO”), and the next two highest compensated executive officers.

SUMMARY COMPENSATION TABLE

(In Dollars)

Name and Principal Position	Fiscal Year	Salary	Bonus	Other(1,2)	Equity Awards(3)	Other Compensation (4)	Total
David A. Moylan (7) Chief Executive Officer (PEO)	2015	$56,784	$0	$0	$0	$750	$57,534

John H. Freeman Chief Executive Officer (PEO)	2015	$211,428	$0	$101,750	$0	$9,514	$322,692
	2014	$275,000	$0	$0	$0	$12,375	$287,375

Jeffrey H. Duncan (5) V.P., Manufacturing & Engineering	2015	$160,734	$2,000	$6,500	$0	$7,233	$176,467
	2014	$199,032	$4,000	$7,800	$0	$8,956	$219,788

Anthony M. Lougee Chief Accounting Officer and Controller (PFO)	2015	$135,450	$3,000	$0	$0	$6,095	$144,545
	2014	$129,000	$5,000	$0	$0	$5,805	$139,805

David S. Sheerr (6) General Manager, Micro Memory Bank	2015	$204,000	$0	$0	$0	$9,000	$213,000
	2014	$200,000	$0	$0	$0	$9,000	$209,000

(1)	Automobile allowances. Effective January 22, 2015, the company eliminated its automobile allowance policy.
(2)	John Freeman started was employed by the company from May 7, 2009 through January 22, 2015. During this period, Mr. Freeman had use of a company rented apartment, and beginning December 2010 through January 2015 a company car which have not been previously reported. The $101,750 represents an approximate applied value for the personnel use of those company assets.
(3)	We measure the fair value of stock options using the Black-Scholes option pricing model based upon the market price of the underlying common stock as of the date of grant, reduced by the present value of estimated future dividends, using an expected quarterly dividend rate of $0 in fiscal years 2015 and 2014. Risk-free interest rates ranging from 0.5% to 5.0% were used. All option awards and option values have been adjusted to reflect the reverse 1-for-6 stock split which was effective March 18, 2013.
(4)	Payments by the Company to a plan trustee under the Company’s Savings and Investment Retirement Plan, a 401(k) plan. The Company does not have a pension plan.
(5)	Jeffrey H. Duncan retired from the company on February 13, 2015.
(6)	In May 2015, David S. Sheer stepped down from his role as an executive officer and moved into the role of “Corporate Advisor” for Dataram. Mr. Sheer’s salary was reduced to $100,000 annually.
(7)	David A. Moylan started with the company on January 22, 2015.

Grant of Plan-Based Awards in 2015

There were no grants of plan-based awards to executive officers of the Company in the Company’s fiscal year ended April 30, 2015.

The Company has two equity incentive plans – the 2011 Equity Incentive Plan and the 2014 Equity Incentive Plan. The size of grants under the 2011 and 2014 Equity Incentive Plans are not predetermined in accordance with an incentive award. As of August 31, 2015, 0 shares remain available for issuance under either the 2011 or 2014 Equity Incentive Plans.

Salary and bonus constituted approximately 85% of total compensation for the executive officers in fiscal 2015. All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. No dividends are paid or accrued with respect to options for the benefit of employees prior to the date of option exercise.

Outstanding Equity Awards at April 30, 2015

The following table sets forth information regarding the number of shares and the value of unvested RSUs, and the number of shares of unexercised stock options and SARs held by the executive officers at the fiscal year-end April 30, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

			Option Awards (1,2)				Stock Awards (1,2)
Name	Grant Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares or Units of Stock That have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
Jeffrey H. Duncan (4)	2010	16,667	0	0	15.42	09/24/2019
	2009	1,333	0	0	11.94	09/25/2018

David S. Sheerr (3,5)	2012	16,667	0	0	4.14	07/18/2017
	2011	16,667	0	0	6.36	09/22/2016
	2010	16,667	0	0	10.56	09/23/2015

(1) The number of securities underlying unexercised options and option prices have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

(2) Based on closing market price of $2.17 on April 30, 2015.

(3) Options granted to David S. Sheerr were made pursuant to an employment agreement the Company entered into with him concurrent with the Company’s acquisition of certain assets of Micro Memory Bank, Inc. from Mr.

Sheerr on March 31, 2009. Options granted to Mr. Sheerr are five year options exercisable one year after the grant date.

(4) Jeffrey H. Duncan retired from the company on February 13, 2015.

(5) In May 2015, David S. Sheer stepped down his role as a corporate officer and moved into the role of “Corporate Advisor” for Dataram.

All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant.

Option Exercises and Stock Vested in 2015

There were no stock options exercised nor stock awards vested for executive officers during the fiscal year ended April 30, 2015.

EQUITY COMPENSATION PLAN INFORMATION AT APRIL 30, 2015

Plan Category	Number of Securities to be issued upon exercise of outstanding options(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by security holders	125,746	$8.48	258,333

Equity compensation plans not approved by security holders	0	-	0

Total	125,746	$8.48	258,333

(1) The number of securities to be issued upon exercise of outstanding options, securities remaining available for future issuance and weighted average exercise price has been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

Employment Agreements and Potential Termination and Change in Control Payments

The Company has entered into a severance agreement with Mr. Moylan. The Company also sponsors several equity incentive compensation plans that provide the executive officers with additional compensation in connection with a termination of employment and/or change of control under certain circumstances. The information below describes certain compensation that would be paid under plans and contractual arrangements currently in effect to each of the executive officers in the event of a termination of such executive’s employment with the Company and/or change of control of the Company as of that date.

The amounts shown below reflect the amount of compensation that would become payable to each of the executive officers under existing plans and arrangements if the executive officer’s employment had terminated and/or a change in control had occurred on August 30, 2015, given the executive officer’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then-exercisable stock options and benefits available generally to salaried employees. The table below sets forth information regarding the estimated value of the potential payments to each of the executive officers, assuming the executive’s employment terminated on August 30, 2015, and that a change of control of the Company also occurred on that date.

	Before Change of Control		After Change of Control
Name / Benefit	Termination Without Cause	Termination For Good Reason	Termination other than for Cause or Voluntary Resignation
David A. Moylan
Termination Payment	$200,000	0	$200,000
Vesting of Stock Awards - Grants	100%	100%	100%
Vesting of Stock Awards - Options	Vesting schedule three months from termination date	Vesting schedule three months from termination date	Vesting schedule three months from termination date
Health and welfare benefits	$5,345	0	$5,345

Anthony M. Lougee
Termination Payment	$144,000	0	$144,000
Vesting of Stock Awards - Grants	100%	100%	100%
Vesting of Stock Awards - Options	Vesting schedule three months from termination date	Vesting schedule three months from termination date	Vesting schedule three months from termination date
Health and welfare benefits	$16,312	0	$16,312

The actual amounts that would be paid upon an executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. In addition, in connection with any actual termination of employment or change in control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation Committee determines appropriate. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age.

Employment Agreements

The Company has current and active employment agreements with executive officers as noted below.

David A. Moylan

On January 22, 2015, the Company’s Board of Directors appointed David A. Moylan to the position of Interim President and Chief Executive Officer of the Company. On June 8, 2015, the Board of Directors agreed to hire Mr. Moylan as President and Chief Executive Officer for a term of thirty six (36) months, with automatic renewal terms of one year if not terminated by either party at the end of the agreement. Mr. Moylan’s base salary is $200,000 annually. He is eligible for a target bonus of 50% of his base salary, as determined by a review of the Company’s Compensation Committee. This bonus may be more or less than the target depending on his performance versus expectations. Mr. Moylan receives twenty four (24) days paid time off (PTO) and is entitled to participate in any of the Company’s present and future life insurance, disability insurance, health insurance, and similar plans. In the event of termination, Mr. Moylan is entitled to one year’s base salary at the current rate plus a pro rata bonus for the current year, and one year of benefits coverage. Mr. Moylan has also agreed to certain non-solicitation and non-competition restrictions as part of his employment.

Anthony M. Lougee

On August 4, 2015, Anthony M. Lougee accepted the Company’s Board of Director’s promotion from Controller and Chief Accounting Officer to Chief Financial Officer (CFO), effective August 17, 2015. As such, Mr. Lougee updated his employment agreement with the Company effective August 17, 2015. This agreement cancels and supersedes all prior agreements, including, without limitation, any prior Employment Agreements. The agreement is on an at-will basis, which means that Mr. Lougee may resign from the Company and the Company may terminate Mr. Lougee’s employment with or without notice. Mr. Lougee’s base salary is $144,000 annually. He is eligible for a target bonus of 25% of his base salary, as determined by a review of the Company’s Compensation Committee. This bonus may be more or less than the target depending on his performance versus expectations. Mr. Lougee receives twenty five (25) days paid time off (PTO) and is entitled to participate in any of the Company’s present and future life insurance, disability insurance, health insurance, and similar plans. Mr. Lougee has also agreed to certain non-solicitation and non-competition restrictions as part of his employment. In the event of termination, Mr. Lougee is entitled to one year’s base salary at the current rate plus a pro rata bonus for the current year, and one year of benefits coverage. The agreement contains terms concerning confidentiality, post-employment restrictions on competition and non-solicitation of Company employees.

PROPOSAL 2 – RATIFY THE RETENTION OF ANTON & CHIA LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING APRIL 30, 2016

The Audit Committee has retained Anton & Chia LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2016, and the audit of the Company’s internal control over financial reporting as of April 30, 2016.

Anton & Chia LLP has confirmed to the Audit Committee and the Company that it complies with all rules standards and policies of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC rules governing auditor independence.

Representatives of Anton & Chia LLP will be present at the meeting and will have the opportunity to make a statement at the meeting if they wish to do so, and will respond to appropriate questions asked by shareholders. See “Independent Registered Public Accounting Firm Fees and Services” below for a description of the fees paid to firms for the years ended April 30, 2015 and 2014, and other matters relating to the procurement of services.

We are seeking shareholder ratification of the retention of Anton & Chia LLP. Although shareholder ratification of the retention of our independent registered public accounting firm is not required, we are submitting the selection of Anton & Chia LLP for ratification as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee in its discretion may appoint an alternative independent registered public accounting firm if it deems such action appropriate. If the Audit Committee selection is not ratified, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in deeming its selection of an independent registered public accounting firm.

On December 2, 2014, we dismissed CohnReznick LLP (“CR”) as our independent registered public accounting firm effective on such date. The report of CR on our financial statements as of and for the fiscal year ended April 30, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but included an explanatory paragraph relating to the Company’s ability to continue as a going concern. We engaged Anton & Chia, LLP as our new principal accountant as of November 28, 2014. The decision to change accountants was recommended and approved by our Audit Committee following the Committee’s further process to determine our independent registered public accounting firm.

During the fiscal year ended April 30, 2014 and the subsequent interim periods through December 2, 2014, the date of dismissal, there were (i) no disagreements between CR and us upon any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, any of which, if not resolved to CR’s satisfaction, would have caused CR to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended April 30, 2014 and the subsequent interim periods through November 28, 2014, neither we nor anyone on our behalf consulted with Anton & Chia, LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Anton & Chia, LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firms. CohnReznick LLP (formerly J.H. Cohn LLP) was used for professional services through December 2014, and Anton & Chia LLP has been used for professional services thereafter:

	2015	2014 (5)
Audit Fees (1,5)	$112,663	$215,226
Audit-related fees (2)	16,100	15,500
Tax fees (3)	0	0
All Other Fees(4)	7,600	0
Total fees	$136,363	$230,726

__________________

(1) Audit Fees: Audit fees were for professional services associated with the annual audit, including the audit of internal control over financial reporting, the reviews of the Company’s quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, consultations concerning financial accounting and reporting standards, and regulatory filings.

(2) Audit-related fees: consists principally of the audit of the financial statements of the Company’s employee benefit plan.

(3) Tax fees: consists principally of fees for tax consultation and tax compliance services, including foreign jurisdictions.

(4) All other fees: primarily include support and advisory services.

(5) 2014 Audit Fees include $52,500 for estimated charges for Anton & Chia LLP to re-audit fiscal year 2014.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis.  Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants.   Our Audit Committee pre-approves these services by category and service.  Our Audit Committee has pre-approved all of the services provided by our principal accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” RATIFYING THE RETENTION OF ANTON & CHIA LLP AS INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2016.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our shareholders can vote to approve, on an annual advisory (non-binding) basis, the compensation of the Company’s executive officers as disclosed in this proxy statement in accordance with SEC rules.

As discussed in the Compensation Discussion and Analysis, the Company designs its compensation programs to maintain a performance and achievement-oriented environment throughout the Company. The goals of the Company’s executive compensation program are to:

•	Create shareholder value by aligning the executive compensation to long-term Company performance;
•	Closely aligning the interests of our executive with the interests of our shareholders;
•	Attract, retain, and motivate highly-qualified executives by offering market-competitive total compensation packages;
•	Balance the focus on short- vs. longer-term performance objectives through an appropriate mix of annual incentive (cash bonus) and longer-term (equity participation) compensation; and
•	Reward our executives for sustained financial and operating performance and leadership excellence, and the alignment of their interests with those of our shareholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Consistent with these goals, as also discussed in the “Compensation Discussion and Analysis,” the Compensation Committee has designed guiding principles focused on pay for performance, competitiveness of the Company’s compensation programs with the Company’s peer group, and cost-effective programs without expensive post-employment compensation and with few perquisites or other personal benefits.

We are asking our shareholders to indicate their support for our the Company’s executive officer compensation as described in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the Company’s shareholder’s approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related notes and narrative contained in the proxy statement for Dataram Corporation’s 2015 Annual Meeting of Shareholders.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. Our Board and Compensation Committee value the opinions of our shareholders and will take into account the outcome of this vote in establishing compensation philosophy and making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ADVISORY APPROVAL OF THE COMPENSATION OF THE EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT.

PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

Shareholders are being asked to approve the following amendments to our 2014 Equity Incentive Plan (the “Plan”): (i) to increase the number of shares of our common stock reserved for issuance under the Plan from 250,000 to 520,000 shares and (ii) to limit the eligibility of the plan to directors, executive officers and employees of the Company. The Board adopted resolutions on August 21, 2015 approving the amendments, subject to shareholder approval. If approved, there will be 270,000 remaining shares available under the Plan, as all previously approved shares (250,000) have been granted under the Plan.

Our Board believes that the ability to issue awards under an incentive plan, including stock options and restricted stock grants, is a key component to our compensation structure in order to attract and motivate top quality management, Board members and employees. Therefore, we believe that limiting the definition of “Eligible Persons” under the Plan to executive officers, directors and other employees of the Company will provide us with greater flexibility in allocating grants to this narrower group. Pursuant to this objective, we have amended the Plan to remove the definition of “Consultant”, and references to the term thereto.

Our Board believes that the number of shares currently available for issuance under the Plan is not sufficient in view of our compensation structure and strategy. Important to our growth strategy is to have sufficient shares available for issuance in connection with internal growth. Our Board has concluded that our ability to attract, retain, and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation in lieu of cash compensation. Management believes that the Plan is a key component of our total compensation package intended to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentives to employees, executive officers and directors.

The Plan was adopted by our Board and subsequently approved by our shareholders on November 10, 2014. The description herein is a summary of the Plan, and is subject to and qualified by the complete text of the Plan, which is filed as an exhibit to our Definitive Proxy Statement on Schedule 14A filed with the SEC on October 21, 2014 and attached to this Proxy Statement as Appendix D.

Shareholder approval of the increase in the number of shares reserved for issuance under the Plan is being sought in order that (i) the shares reserved for issuance under the Plan may be listed on a qualified stock exchange, (ii) we may grant options that qualify as statutory incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), or that are nonstatutory stock options, and (iii) compensation attributable to equity-based awards may qualify as performance-based compensation, exempt from the limits on deductibility for federal income tax purposes of certain corporate payments to executive officers. Also, we are seeking approval to amend the plan to ensure shares reserved for issuance can only be issued to directors, executive officers and employees of the Company to ensure the management and execution of the Plan align with the intent of the Company to use the plan to attract, retain, and motivate top quality management and employees which is material to the Company’s success.

Summary of the Plan

The Plan, as approved by the Board, provides for grants to our executive officers, directors, and key employees who provide services to the Company of options to purchase shares of our common stock (the “Stock Options”), rights to receive the appreciation in value of common shares (the “Stock Appreciation Rights”), and other awards based on common shares (the “Bonus Shares”) (all such rights are collectively referred to as “Awards”).

We are seeking shareholder approval of the Board’s decision to amend the plan to provide grants to only executive officers, directors, and employees of the Company.

Under the current terms of the Plan, Awards may be granted with respect to an aggregate of not more than 250,000 common shares. We are seeking to increase the number of shares reserved for issuance under the Plan to 520,000 shares.

As of October 23, 2015, there were 337,080 shares of our common stock that were subject to outstanding options under the Plan and no shares of our common stock were subject to other stock-based awards. Except for the foregoing outstanding grants, it is not possible at present to predict the number and type of grants that will be made or who will receive any other grants under the Plan after the Annual Meeting.

An increase in the number of shares reserved for issuance under the Plan will promote our long-term growth and profitability by enabling us to attract, retain, and reward executive officers, directors, and key employees, and to strengthen the mutuality of interest of such executive officers, directors, and employees, and our shareholders by providing additional compensation to such individuals for their services in the form of equity-based incentives. Our executive officers, directors, and employees, are, and will continue to be, eligible to participate in the Plan (although only employees will be eligible to receive statutory incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)).

The Board has the exclusive authority to determine which executive officers, directors and employees of the Company will be entitled to receive a benefit under the Plan and to administer awards under the Plan to those eligible individuals.

The Board has designated the Compensation Committee to act as the administrator of the Plan. The Compensation Committee determines, among other things, the selection of those individuals to be granted awards under the Plan among those individuals eligible for participation, the level of participation of each participant, when and how each award under the Plan will be granted, and what type or combination of types of awards will be granted. There are no current plans to make specific awards under the Plan, as amended.

The Board is recommending that the plan be increased to 520,000 shares of common stock and that 520,000 shares of common stock be reserved for issuance under the Plan. The shares of common stock issuable may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions. Unless determined otherwise, a participant will not have any rights as a shareholder with respect to shares covered by an award until the date that the participant becomes the holder of record with respect to such shares. Awards granted under the Plan may not be transferred except by will or the laws of descent and distribution or, subject to the consent of the Board, under a domestic relations order entered into by a court of competent jurisdiction. During a participant’s lifetime, any options or awards granted under the Plan may be exercised only by the participant.

The Plan may be amended, altered, or discontinued by our Board but no amendment, alteration, or discontinuation may be made if it would materially impair the rights of a participant without the participant’s consent, except for any such amendment required to comply with law. The Plan may not be amended without shareholder approval to the extent that such approval is required to comply with applicable law or the listing standards of any exchange on which our Common Stock may be listed.

Stock Options. Stock options provide the recipient with the right to purchase shares of common stock at a price not less than their fair market value on the date of the grant. The stock option price is payable in cash, by tendering previously acquired shares of common stock having an aggregate fair market value at the time of exercise equal to the option price, by cashless (broker-assisted) exercise, or any other method approved by the Board or the Compensation Committee. No stock option may be exercised more than 10 years from the date of grant. Each grant of a stock option will specify the period of continuous service that is necessary before the option right becomes exercisable. Any grant of stock options may specify management objectives that must be achieved as a condition to exercise the option rights. Stock options will not provide for any dividends or dividend equivalents.

Stock options granted under the Plan may be stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. Incentive stock options may be granted only to participants who meet the definition of “employees” under Section 3401(c) of the Code. In addition, in order to qualify for incentive stock option treatment, in the case of options granted to a holder of 10% or more of our common stock, the stock option price may not be less than 110% of the fair market value of the stock on the date the stock option is granted.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) provides the recipient with the right to receive from us an amount, determined by the Board or the Compensation Committee and expressed as a percentage (not exceeding 100%), of the difference between the base price established for the appreciation rights and the market value of the common stock on the date the rights are exercised. Appreciation rights can be tandem (i.e., granted with option rights to provide an alternative to the exercise of the option rights) or free-standing. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and requires that the related option right be surrendered for cancellation. Free-standing appreciation rights must have a base price per right that is not less than the fair market value of the common stock on the grant date, must specify the period of continuous employment that is necessary before such appreciation rights become exercisable, and may not be exercisable more than 10 years from the grant date.

Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable. When exercised, appreciation rights may be paid by us in cash, common stock, or a combination of the two. Any grant of appreciation rights may specify performance measures that must be achieved as a condition to exercising such rights, waiting periods before appreciation rights become exercisable and permissible dates or periods on or during which appreciation rights are exercisable. Appreciation rights will not provide for any dividends or dividend equivalents.

Bonus Shares. Bonus Shares are an award to an eligible person of shares for services to be rendered or for past services already rendered to us. The Board or Compensation Committee will determine the number of shares to be awarded to the eligible individual, in accordance with any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with us or upon satisfaction of performance goals based on performance factors. Payment for the Bonus Shares may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares on the date of payment, as determined in the sole discretion of the Board or the Compensation Committee.

The following is a brief summary of the principal United States federal income tax consequences of transactions under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local, or foreign tax consequences, which may be substantially different.

Stock Options. In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in an alternative minimum tax liability to the participant. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and a deduction for us) equal to the value of the shares at the time of exercise, less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

Stock Appreciation Rights.  Generally, a participant will not recognize taxable income upon the grant of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the fair market value of the common stock received upon exercise (if the SAR is stock settled). We will ordinarily be entitled to a deduction on the exercise date in an amount equal to the amount of ordinary income recognized by the participant upon exercise.

Bonus Shares. Employees who are granted incentive bonus awards recognize taxable ordinary income at the time the award is paid in an amount equal to the amount so paid, and we will receive a corresponding deduction.

New Plan Benefits

Set forth below is information on option grants under the Plan to the executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers as a group prior to the amendment to increase the number of shares reserved under the Plan, as set forth in this Proposal. No awards have been granted under the Plan for newly reserved shares that may become available if this Proposal is approved.

NEW PLAN BENEFITS

Name and Position	Number of Options
Chief Executive Officer	170,598
Chief Financial Officer	27,000
Executive Group	197,598
Non-Executive Director Group	15,736
Non-Executive Officer Employee Group	36,666

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE 2014 EQUITY INCENTIVE PLAN AS DETAILED IN THIS PROXY.

PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $1.00 PER SHARE TO $0.001 PER SHARE

On July 15, 2015, the Board approved, subject to the approval of the stockholders, the filing of a certificate of amendment, in substantially the form attached hereto as Appendix G, subject to any changes required by law, to our Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.001 per share. The Board has directed that such amendment be submitted to the stockholders at the Annual Meeting, with the recommendation that the stockholders adopt the same.

The change to $0.001 par value common stock will have no impact on the value of the Company’s stock or the rights of its shareholders. It will, however, provide the Company with additional flexibility in utilizing its shares of common stock for various corporate purposes.

Par value is used to designate the lowest value for which a company can sell its shares to value the shares on a company’s balance sheet. Historically, the concept of par value was to protect creditors and senior security holders by ensuring that when issuing its own shares a company received at lease par value as consideration for the shares. As markets have become more liquid, with stock prices responding more rapidly to market developments, par value has become a generally outdated concept. Instead, for public companies like us, the market sets the price at which stock may be issued or otherwise sold. For these reasons, the vast majority of companies today set their par value at $0.001 per share or even less.

Because of the Company’s current $1.00 par value, and in particular, the proximity of this par value to market trading prices for the Company’s common stock, the Company’s ability to issue stock, declare cash or stock dividends, or repurchase stock, could be hampered. The change in par value to $0.001 per share will give the Company greater flexibility for structuring future transactions and making future financial decisions.

The change in the par value of the Company’s stock from $1.00 per share to $0.001 per share will have no effect on the dollar amount of the Company’s total shareholders’ equity. If the change is approved, the common stock account on the Company’s balance sheet at $1.00 per share will be reduced to reflect the product of the number of shares outstanding and the new par value of $0.001 per share. The difference will be transferred to the capital surplus account.

The change in par value also will not change the number of authorized common or preferred shares. There will remain 54,000,000 and 5,000,000 authorized shares of common stock and preferred stock, respectively (or 100 million shares and 15 million shares of common stock and preferred stock, respectively if Proposal 9 is approved), of which approximately 3,793,414 shares of common stock were outstanding October 23, 2015. The change in par value will also have no impact on outstanding Company issued stock options or warrants. If Proposal 6 is approved, the change in par value will be reflected in the Nevada Articles, as defined below, filed with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $1.00 PER SHARE TO $0.001 PER SHARE.

PROPOSAL 6 – APPROVAL OF REINCORPORATION OF COMPANY TO THE STATE OF NEVADA

The Board has unanimously approved the reincorporation of the Company from the State of New Jersey to the State of Nevada (the “Reincorporation”), including the adoption of Articles of Incorporation and Bylaws for the reincorporated Company, subject to approval by our shareholders. In addition, the Board has determined that the terms of the Agreement and Plan of Merger (“Merger Agreement”), in substantially the form attached hereto as Appendix A to this Proxy Statement, by which the Reincorporation will be effectuated are fair to, and in the best interests of, both the Company and our shareholders.

The Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “Dataram Nevada,” pursuant to the Merger Agreement. Upon completion of the merger, Dataram Nevada will be the surviving corporation and will continue to operate our business under the name “Dataram Corporation” unless we subsequently change the name of the Company. In this section we refer to the Company before the Reincorporation as the “Company” and after the merger as “Dataram Nevada.” For the reasons set forth herein, we recommend that the shareholders approve the Reincorporation, which will also constitute approval of the Merger Agreement, the Articles of Incorporation and the Bylaws of Dataram Nevada, in substantially the forms attached to this Proxy Statement as Appendices B and C, respectively.

Summary

The principal effects of the Reincorporation, if approved by our shareholders and consummated, will be that:

•	The affairs of the Company will cease to be governed by New Jersey corporation laws pursuant to the New Jersey Business Corporation Act (“NJBCA”) and will become subject to Nevada corporation laws pursuant to the Nevada Revised Statutes (the “NRS”). The Company’s governance will be pursuant to the Articles of Incorporation filed in Nevada and the Bylaws, reflecting, among other things, application of the NRS.
•	The resulting Nevada corporation (Dataram Nevada), will be the same entity as the Company currently incorporated in New Jersey (the Company), and there will be no change in the Company’s business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial).
•	The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with Dataram Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company.
•	When the Reincorporation becomes effective, all of our issued and outstanding shares of common stock and of preferred stock at such time will be automatically converted into an equivalent number of issued and outstanding shares of common stock and preferred stock of Dataram Nevada, without any action on the part of our shareholders. Upon completion of the Reincorporation and if Proposal 9 is also approved, the number of authorized shares of common stock will increase to 100 million shares from 54 million shares and the number of authorized shares of preferred stock will increase to 15 million shares from 5 million shares. The number of issued and outstanding shares of capital stock of Dataram Nevada will be identical to the Company’s capital stock existing at the time of the Reincorporation.
•	The Reincorporation will have no effect on the listing of shares of our common stock on The NASDAQ Capital Market under the same symbol “DRAM.” YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF DATARAM NEVADA. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.
•	Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. The Reincorporation will not change the respective ownership positions of our shareholders in our Company.

Principal Reasons for Reincorporation

The Board is continually evaluating how best to position the Company to be attractive to all of its potential constituents, including shareholders, employees, officers, directors, customers, and other business partners. The Board approved the Reincorporation because it believes that the resulting change to governance under the corporate laws of the State of Nevada will directly benefit our shareholders by providing a greater measure of flexibility and simplicity in corporate governance than is available in the State of New Jersey, and may increase the marketability of our securities. Nevada has adopted, construed, and implemented comprehensive, advanced, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. In addition, Nevada’s corporate laws are periodically revised to be responsive to the changing legal and business needs of corporations, and reincorporation would provide us with access to Nevada’s specialized Business Court.

Another substantive advantage is that Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada. The elimination of the Company’s obligation to pay the annual New Jersey franchise tax would result in significant savings to the Company over the long term.

The Board is not proposing the Reincorporation to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board.

Possible Disadvantages of the Reincorporation

Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, it should be noted that Nevada law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including New Jersey. Generally, the Articles of Incorporation and Bylaws of Dataram Nevada, in comparison to the Company’s current New Jersey Restated Certificate of Incorporation and Bylaws, also contain or eliminate certain provisions that may have the effect of reducing the rights of minority shareholders. The Reincorporation of the Company in Nevada may make it more difficult for minority shareholders to elect directors and influence our policies. Below are highlighted the main areas for which the Reincorporation would constitute a negative impact for shareholders due to differences in New Jersey and Nevada corporate law:

•	Removal of directors. Under New Jersey law, shareholders may remove directors for or without cause by an affirmative vote of the majority of votes cast by the holders of shares entitled to vote. Nevada law calls for the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding.
•	Failure to hold an annual meeting. New Jersey law allows for the petition of any shareholder to the Superior Court to order a meeting if no date for one has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting. Nevada law only allows such a petition to a Nevada District Court by one or more stockholders holding at least 15% of the corporation’s voting power, after a failure of the corporation to elect directors within 18 months after the last election.
•	Cumulative voting. Under New Jersey law, a corporation may provide for cumulative voting in the corporation’s certificate of incorporation. Nevada law only permits cumulative voting in the election of directors if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.
•	Stockholder voting provisions (quorum and general matters). New Jersey law provides that the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum, unless the certificate of incorporation or the New Jersey Business Corporation Act provides otherwise. In Nevada, the rule regarding quorum is the same. However, election of directors is specifically carved out to only require a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote on election of directors.
•	Duration of proxies. In New Jersey, a proxy is valid for a period of 11 months unless a longer time is stated therein. Nevada law only allows for six months unless otherwise provided within the proxy, and does not allow in any event for validity past a period of seven years.
•	Business combinations. New Jersey law restricts the ability of a company to enter into a business combination with an interested shareholder for a period of five years following the interested shareholder’s becoming such unless the business combination is approved by the board of directors prior to the interested shareholder’s stock acquisition date. Nevada law applies a two year period to the same scenario.

It should also be noted that the interests of the Board, management, and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. For a summary comparison of shareholders’ rights and the power of management under Nevada law and New Jersey law, see “Rights of Shareholders Prior to and After Reincorporation from New Jersey to Nevada.”

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Principal Features of the Reincorporation – The Agreement and Plan of Merger

The Reincorporation would be effected through the merger of the Company with and into Dataram Nevada, a newly-formed Nevada corporation that, prior to the merger, is a wholly-owned subsidiary of the Company. The merger will be accomplished pursuant to the Merger Agreement attached to this proxy statement as Appendix A. Prior to the merger, Dataram Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, Dataram Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “Dataram Corporation” unless we subsequently change that name.

Prior to the merger, Dataram Nevada has ten shares of common stock issued and outstanding, all of which are held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock and preferred stock of the Company will be automatically converted into one share of common stock and preferred stock, respectively, of Dataram Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted into comparable warrants and options of Dataram Nevada. The terms of the Merger Agreement will provide that the ten outstanding shares of common stock of Dataram Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current shareholders will be the only shareholders of Dataram Nevada.

Assuming we obtain requisite shareholder approval for the Reincorporation, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting. The Reincorporation will become effective upon the filing of Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Merger and the Plan of Merger with the New Jersey Secretary of State. Upon the effectiveness of the merger, the Articles of Incorporation and the Bylaws of Dataram Nevada, in substantially the forms attached as Appendices B and C to this Proxy Statement will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock and shares of the Company’s preferred stock will automatically represent an equal number of shares of Dataram Nevada’s common stock and preferred stock, respectively, following the Reincorporation. New certificates with a new CUSIP number representing shares of Dataram Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Merger Agreement and of the Articles of Incorporation and the bylaws for Dataram Nevada, each in the forms attached to this Proxy Statement. Shareholders also should note that approval of the Reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of the Company after the Reincorporation. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock or preferred stock that would be available as a result of the proposed Reincorporation.

Effect of Not Obtaining Required Vote for Reincorporation

If we fail to obtain the requisite vote of our shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of New Jersey and governed by the NJBCA and our existing Restated Certificate of Incorporation and bylaws.

Discretion Not to Consummate Reincorporation

The Reincorporation may be delayed by the Board or the Merger Agreement may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our shareholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or Dataram Nevada. Each shareholder of the Company will have the same basis in Dataram Nevada’s common stock or preferred stock received as a result of the Reincorporation as that holder has in the corresponding common stock or preferred stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in Dataram Nevada’s common stock or preferred stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock or preferred stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders, or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local, or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings, and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings, or court decisions would not alter the consequences discussed above.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN, AND OTHER LAWS.

A U.S. holder of shares of our common stock or preferred stock may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation. Such information includes, among other things, the stockholder’s tax basis in the common stock of Dataram Nevada and the fair market value of the shareholder’s common stock of the Company immediately prior to the Reincorporation.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign, and other tax laws.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation, adjusted solely for any other actions taken in the applicable period that may independently have an accounting impact.

Regulatory Approvals

The Reincorporation will not be consummated until after shareholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the filing of the Certificate of Merger with the Secretary of State of the State of New Jersey and the filing of and the Plan of Merger with the Secretary of the State of New Jersey.

Rights of Shareholders Prior to and After Reincorporation from New Jersey to Nevada

As a New Jersey corporation, the Company and the rights of our shareholders are governed by the New Jersey Business Corporation Act, Title 14A of the New Jersey Statutes, Annotated, as amended (the “NJBCA”), its Restated Certificate of Incorporation, as amended (the “New Jersey Certificate”), and its Bylaws (the “New Jersey Bylaws”). Upon consummation of the Reincorporation, the Company will be a Nevada corporation, and Dataram Nevada and our shareholders’ rights will be governed by Chapter 78, Title 7 of the NRS, by the Articles of Incorporation (“Nevada Articles”) and the Bylaws (the “Nevada Bylaws”), substantially in the forms attached to this Proxy Statement as Appendices B and C, respectively.

Although the New Jersey Certificate and New Jersey Bylaws are substantially similar to the Nevada Articles and Nevada Bylaws, respectively, they also include certain provisions that differ in some respects from the provisions contained in the Nevada Articles and Nevada Bylaws. The following comparison of the NRS, Nevada Articles, and Nevada Bylaws with the NJBCA, New Jersey Certificate, and New Jersey Bylaws summarizes important distinctions between the respective bodies of law and organizational documents, but does not purport to be a complete statement of the respective rights of our shareholders prior and subsequent to the Reincorporation. Further, the following summary is not intended to constitute a comprehensive summary of such laws or documents. As such, the following summary is qualified in its entirety by reference to the NJBCA and NRS, respectively, as well as the Nevada Articles, Nevada Bylaws, New Jersey Certificate, and New Jersey Bylaws.

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	New Jersey law provides that the board of directors of a New Jersey corporation shall consist of one or more members. Subject to provisions in the certificate of incorporation, the bylaws must specify the number of directors or a minimum and maximum number with the actual number to be determined in a prescribed manner. (N.J. Stat. Ann. §14A:6-2)	Nevada law provides that the board of directors of a Nevada corporation must have at least one director, and the articles of incorporation or the bylaws may provide for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be changed. (NRS §78.115)

	The New Jersey Bylaws provide that the number of directors shall not be less than three and not more than 15, as fixed from time to time by resolution of the New Jersey Board.	The Nevada Bylaws provide that the number of directors shall be not less than three and not more than 15 as fixed from time to time by resolution of the Nevada Board.

Classified Board	New Jersey law permits a certificate of incorporation to classify the directors for the time for which they shall hold office, but no class shall elect for a term shorter than one year or longer than five years. The term of at least one class must expire in each year. (N.J. Stat. Ann. §14A:6-4)	Nevada law permits a Nevada corporation to classify its board of directors either in its articles of incorporation or bylaws. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. (NRS §78.330)

	The New Jersey Certificate does not provide for a classified board. Directors are elected at the annual meeting of shareholders.	The Nevada Bylaws do not provide for a classified Board. Directors are elected at the annual meeting of stockholders.

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Removal of Directors	Under New Jersey law, shareholders may remove directors for cause or, unless the certificate of incorporation provides otherwise, without cause, in each case by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote. Shareholders of a corporation whose board is classified are not entitled to remove directors without cause unless the certificate of incorporation provides otherwise. (N.J. Stat. Ann. §14A:6-6)	Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors from office. (NRS §78.335).

	The New Jersey Bylaws provide that any one or more of the directors of the Company may be removed, with or without cause, at any time by a majority of the whole New Jersey Board.	The Nevada Bylaws provide that any director or the entire Nevada Board may be removed, with or without cause, by the holders of two-thirds of shares entitled to vote at an election of directors

Board Action by Written Consent	New Jersey law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken pursuant to authorization voted at a board meeting may be taken without a meeting if, before or after the action, all board members consent thereto in writing and the written consents are filed with the minutes of the proceedings of the board. (N.J. Stat. Ann. §14A:6-7.1)	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. (NRS §78.315)

	The New Jersey Certificate and New Jersey Bylaws do not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Interested Party Transactions	Under New Jersey law, no contract or other transaction between a corporation and one or more of its directors shall be void or voidable solely by reason of such common directorship or interest, or solely because such director or directors are present at the meeting of the board or a committee thereof which authorizes or approves the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following is true: (i) the contract or other transaction is fair and reasonable as to the corporation at the time it is authorized, approved or ratified, (ii) the fact of the common directorship or interest is disclosed or known to the board or committee and the board or committee authorizes, approves, or ratifies the contract or transaction by unanimous written consent, provided at least one director so consenting is disinterested, or by affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum, or (iii) the fact of the common directorship or interest is disclosed or known to the shareholders, and they authorize, approve or ratify the contract or transaction. (N.J. Stat. Ann. §14A:6-8)	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm, or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case, (ii) the fact of the common interest is not known to the interested director(s) or officer(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved. (NRS §78.140)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Special Meetings of Stockholders	New Jersey law provides that special meetings of shareholders may be called by the president or the board of directors, or by such other officers, directors, or shareholders as may be provided in the bylaws. In addition, holders of at least 10% of the shares of a corporation entitled to vote may apply to the New Jersey Superior Court to request that a special meeting of shareholders be called for good cause shown. (N.J. Stat. Ann. §14A:5-3)	Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors, or the president may call for an annual or a special meeting of stockholders. (NRS §78.310)

	The New Jersey Bylaws provide that special meetings of shareholders may be called by the Board of Directors or by the President, and shall be held at such place, on such date and at such time as may be stated in the call or in a waiver of notice thereof.	The Nevada Bylaws provide that special meetings of the stockholders may be called by: (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, and shall be held at such place, on such date, and at such time as the Board of Directors shall determine.

Failure to Hold an Annual Meeting	Under New Jersey law, failure to hold the annual meeting at the designated time, or to elect a sufficient number of directors at such meeting or any adjournment thereof, shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the corporation. If the annual meeting for election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. If there is a failure to hold an annual meeting for a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting, the Superior Court may, upon the application of any shareholder, summarily order the meeting or the election, or both, to be held at such time and place, upon such notice and for the transaction of such business as may be designated in such order. (N.J. Stat. Ann. §14A:5-2)	Under Nevada law, if a corporation fails to elect directors within 18 months after the last election, a Nevada District Court may order an election upon the petition of one or more stockholders holding at least 15% of the corporation’s voting power. (NRS §78.345)

Cumulative Voting	Under New Jersey law, a corporation may provide for cumulative voting in the corporation’s certificate of incorporation. (N.J. Stat. Ann. §14A:5-24)	Under Nevada law, cumulative voting is permitted in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. (NRS §78.360)

	The Company does not have a provision granting cumulative voting rights in the election of its directors in the New Jersey Certificate.	Dataram Nevada does not have a provision granting cumulative voting rights in the election of its directors in the Nevada Articles.

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Vacancies	Unless otherwise provided in the certificate of incorporation or the bylaws, (i) any directorship not filled at the annual meeting, (ii) any vacancy, however caused, occurring in the board, and (iii) newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum, or by a sole remaining director. A director so elected by the board shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified. (N.J. Stat. Ann. §14A:6-5)	All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director, unless it is otherwise provided in the articles of incorporation. (NRS §78.335)

	The New Jersey Bylaws provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the Board, or, in the case of a subsequently effective resignation, by such a majority of the directors including the resignee, or by the shareholders.	The Nevada Bylaws provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the Board, unless the Board determines by resolution to allow such vacancy to be filled by stockholder vote.

Stockholder Voting Provisions (Quorum and General Matters)	Under New Jersey law, unless the certificate of incorporation or the NJBCA provides otherwise, the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum. (N.J. Stat. Ann. §14A:5-9)	Under Nevada law, a majority of the voting power, which includes the voting power that is present both in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the corporation’s articles of incorporation or bylaws. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

	Any action other than the election of directors required to be taken by vote of the shareholders shall be authorized by a majority of the votes cast by holders of shares entitled to vote thereon, unless a greater plurality is required by the NJBCA or certificate of incorporation. (N.J. Stat. Ann. §14A:5-11)	Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action. (NRS §§78.320 and 330)

	The New Jersey Bylaws do not change the statutory rules regarding the above stockholder voting provisions.	The Nevada Bylaws do not change the statutory rules regarding the above stockholder voting provisions.

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Duration of Proxies	A proxy is valid for a period of 11 months unless a longer time is stated therein. A proxy is irrevocable if it states that it is irrevocable and if it is coupled with an interest either in the stock itself or in the corporation. (N.J. Stat. Ann. §14A:5-19)	A proxy is valid for a period of six months unless otherwise provided by the stockholder in the proxy; but, in no event will a proxy be valid for a period greater than seven years. A proxy is irrevocable if the written authorization states that it is irrevocable, and is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. (NRS §78.355)

	The New Jersey Bylaws do not change the statutory rule regarding the period of effectiveness for proxies.	The Nevada Bylaws do not change the statutory rule regarding the period of effectiveness for proxies, but provide that any proxy properly created is not revoked and continues in full force and effect until (i) another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots; or (ii) the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the corporation when the votes are counted.

Stockholder Voting Provisions (Mergers and Similar Transactions)	Under New Jersey law, a sale, lease, exchange, or other disposition of all, or substantially all, the assets of a corporation, if not in the usual and regular course of business as conducted by such corporation, may be made upon such terms and conditions and for such consideration, as may be authorized by the board of directors and approved by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon (unless a greater percentage is required by the certificate of incorporation or bylaws), and, in addition, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each class vote. (NJ Rev. Stat. Section 14A: 10-11)	Under Nevada law, unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease, or exchange all of its property and assets, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power, or such greater percentage as may be required by the corporation’s articles of incorporation or bylaws. (NRS §78.565)

	With respect to a merger, following the approval of the boards of directors, New Jersey law generally requires the approval of the affirmative vote of a majority of the votes cast by the holders of shares of each such corporation entitled to vote thereon (unless a greater percentage is required by the certificate of incorporation or bylaws) and, in addition, if any class or series is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each class vote.	With respect to a merger, Nevada law generally requires authorization by a majority of the voting power of the stockholders (or such greater percentage as may be required by the corporation’s articles of incorporation or bylaws), as well as approval by the boards of directors. (NRS §92A.120)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
	Notwithstanding the foregoing, the approval of the shareholders of a surviving corporation shall not be required to authorize a merger (unless its certificate of incorporation otherwise provides) if (i) the plan of merger does not make an amendment of the certificate of incorporation of the surviving corporation that is required by the provisions of the NJBCA to be approved by the shareholders; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and rights, immediately after the effective date of the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of participating shares of the surviving corporation outstanding immediately before the merger. (NJ Rev. Stat. Section 14A: 10-3)	Notwithstanding the foregoing, so long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if (i) the plan of merger does not amend the existing articles of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or by the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger. (NRS §92A.130)

	The New Jersey Certificate and New Jersey Bylaws do not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Stockholder Action by Written Consent	New Jersey law provides that, except as otherwise stated in the certificate of incorporation, shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize a permitted or required action at a meeting at which all shareholders entitled to vote were present and voting may act by written consent without a meeting, except in regard to the annual election of directors, which may be by written consent only if unanimous. Also, under New Jersey law, if the action gives rise to dissenters’ rights, the board of directors must fix a date for the tabulation of consents. (N.J. Stat. Ann. §14A:5-6)	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. (NRS 78.320)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
	The New Jersey Bylaws do not change this statutory rule, but also provide that any action required or permitted to be taken at any meeting of shareholders may be taken by unanimous written consent, or, may be taken by the written consent of the holders of the number of shares of stock as are required by law for the taking of such action by written consent, if either the corporation solicits for such consents or proxies for consents from the holders of all of the issued and outstanding shares, or the corporation promptly notifies all non-consenting holders of stock of the Corporation of the action as required by law.	The Nevada Bylaws provide that any action required to be taken at any annual or special meeting of the stockholders, or any action that may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice, and a vote, and stockholders may not act by written consent.

Advance Notice of Stockholder Proposals	New Jersey law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

	The New Jersey Bylaws do not require advance notice of a shareholder proposal.	The Nevada Bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary of the corporation at its principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, if the date of the annual meeting has been changed by more than 30 days from the date contemplated by the prior year’s proxy statement, notice by the stockholder to be timely must be so received no earlier than the 90th day nor later than the 60th day prior to such annual meeting, or, if the public announcement of the date of such annual meeting is first made by the corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation. Additionally, there are specific disclosure requirements that much be set forth in a stockholder’s notice both for regular business and regarding nominees for directors.

Adjournment of Shareholder Meetings	Unless the articles of incorporation or bylaws otherwise provide, if a shareholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. (NRS §78.370)	Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. (NRS §78.370)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
	The New Jersey Bylaws do not change or supplement this statutory rule,	The Nevada Bylaws follow the statutory rule, and supplement as follows: (i) at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting; and (ii) if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Amendments to the Articles of Incorporation or Certificate of Incorporation and Bylaws	Certificate of Incorporation: New Jersey law provides that amendments to a certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the outstanding voting power entitled to vote thereon. Additionally, New Jersey law states that the holders of the outstanding shares of a class or series shall be entitled to vote as a class on a proposed amendment if the amendment would: (i) exclude or limit their right to vote on any matter, except as such right may be limited by voting rights given to new shares then being authorized of any existing or new class or series; (ii) limit or deny their existing preemptive rights; (iii) cancel or otherwise adversely affect dividends that have accrued but have not been declared on the shares held by them; or (iv) create, or authorize the board to create, a new class or series having, or convertible into shares having, rights or preferences prior or superior to those of the shares held by them, or increase such rights or preferences of any class or series. (N.J. Stat. Ann. §14A:9-1 to 9-3)	Articles of Incorporation: Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the articles of incorporation unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. (NRS 78.390).

	Bylaws: New Jersey law provides that the board of directors has the power to make, alter, and repeal bylaws unless such power is reserved to the shareholders by the certificate of incorporation. However, bylaws made by the board may be altered or repealed by the shareholders. The shareholders may prescribe in the bylaws that any bylaw made by them may not be altered or repealed by the board. (N.J. Stat. Ann. §14A:2-9)	Bylaws: Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors. (NRS 78.120)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
	Generally, the New Jersey Certificate and New Jersey Bylaws do not change this statutory rule; however, they supplement such rule in that so long as any shares of Series A Stock remain outstanding or other conditions exist as set forth in the Certificate of Amendment to the Certificate of Incorporation, as adopted on November 10, 2014, the Company will not, without the affirmative vote or consent of the holders of Series A Stock entitled to cast at least 90% of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter, or repeal the provisions of the New Jersey Certificate or New Jersey Bylaws, whether by merger, consolidation, or otherwise.	Generally, the Nevada Articles and Nevada Bylaws do not change this statutory rule; however they supplement such rule in that so long as any shares of Series A Stock remain outstanding or other conditions exist as set forth in the Certificate of Amendment to the Certificate of Incorporation, the Company will not, without the affirmative vote or consent of the holders of Series A Stock entitled to cast at least 90% of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of the Nevada Articles of Incorporation or Nevada Bylaws, whether by merger, consolidation or otherwise.

In addition, the Nevada Bylaws provide that the Nevada Bylaws may be amended by the Nevada Board or by the stockholders, except that any vote of the stockholders to amend certain sections of the bylaws requires the affirmative vote of the holders of at least 66-2/3% of the outstanding voting power of Nevada Dataram, voting together as a single class.

ANTI-TAKEOVER
Control Share Acquisitions		Nevada’s “Acquisition of Controlling Interest” statute applies to Nevada corporations that do business in the State of Nevada directly or through an affiliate and have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined “control” percentages (20%, 33.3%, or 51%) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part. (NRS 78.379, 78.3791).

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Business Combinations

New Jersey law restricts the ability of certain persons to acquire control of a New Jersey corporation. In general, a corporation organized under the laws of New Jersey with its principal executive offices or significant business operations located in New Jersey (a “resident domestic corporation”) may not engage in a “business combination” with an “interested shareholder” for a period of five years following the interested shareholder’s becoming such unless the business combination is approved by the board of directors prior to the stock acquisition date.

Covered business combinations include certain mergers, dispositions of assets or shares, and recapitalizations. An interested shareholder is generally a shareholder owning at least 10% of the voting power of a corporation’s outstanding shares.

Nevada law prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date: (i) the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or (ii) on or subsequent to the date the person became an interested stockholder, the business combination is authorized by the board of directors and a supermajority of the stockholder other than the interested stockholder. (NRS §78.438)

In addition to the five-year restriction described above, a resident domestic corporation may not engage in a business combination with the interested shareholder other than (i) a business combination approved by the board of directors prior to the interested shareholders stock acquisition date, (ii) a business combination approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by such interested shareholder at a meeting for such purpose, or (iii) a business combination in which the interested shareholder pays a formula price designed to ensure that all other shareholders receive at least the highest price per share paid by such interested shareholder from the date the entity became an interested shareholder.

A resident domestic corporation may not opt out of the foregoing provisions. (N.J. Stat. Ann. §14A:10A-3 – 10A-6)

Nevada law also provides that business combinations after the two-year period following the date that the stockholder became an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute. (NRS §78.423, 438 and 439)

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Indemnification	Non-derivative suits: a corporation may indemnify a director, officer, or other agent against fees, expenses and liabilities incurred by such person in connection with any suit or action if such agent: (i) acted in good faith; (ii) in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (iii) with respect to criminal action, had no reasonable cause to believe such person’s conduct was unlawful. (N.J. Stat. Ann. §14A:3-5)	Non-derivative suits: a corporation may indemnify a director, officer, or other agent against fees, expenses and liabilities incurred by such person in connection with any suit or action if such agent either: (i) is not liable under the codification of the business judgment rule set forth in NRS §78.138; or (ii) acted in good faith, in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal actions, had no reason to believe such conduct was unlawful. (NRS §78.7502)

	Derivative suits: With respect to a suit or action by or in the right of the corporation, no indemnification may be made with respect to any claim as to which such agent has been judged liable to the corporation, unless a court determines such agent is fairly and reasonably entitled to indemnity. (N.J. Stat. Ann. §14A:3-5)	Derivative suits: With respect to a suit or action by or in the right of the corporation, no indemnification may be made with respect to any claim as to which such agent has been judged liable to the corporation, unless a court determines that such agent is fairly and reasonably entitled to indemnity. (NRS §78.751)

	Mandatory Indemnification: New Jersey law requires a corporation to indemnify a corporate agent for such corporate agent's expenses to the extent that such corporate agent has been successful on the merits or otherwise in any suit or action referred to above or in defense of any claim, issue, or matter therein. (N.J. Stat. Ann. §14A:3-5)	Mandatory Indemnification: Nevada law requires a director or officer who has been successful on the merits or otherwise in defense of any suit or action referred to above to be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. (NRS §78.7502)

	The New Jersey Certificate and New Jersey Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NJBCA, indemnify each of its directors, officers, employees, or agents against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.	The Nevada Articles and Nevada Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors, officers, employees, or agents against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
Advancement of Expenses	Under New Jersey law, expenses incurred by a corporate agent in connection with a proceeding may be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the corporate agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified as provided in Section. (N.J. Stat. Ann. §14A:3-5)	Under Nevada law, the articles of incorporation, bylaws, or an agreement made by the corporation may require a corporation to advance expenses incurred by a director or officer relating to an action, suit, or proceeding as to which indemnification may be obtained upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. (NRS §78.751)

	The New Jersey Certificate and New Jersey Bylaws do not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Limitation on Personal Liability of Directors	New Jersey law provides that a director shall not be personally liable to the corporation or its shareholders for damages for breach of duty as a director if and to the extent that such liability has been eliminated or limited by a provision in the certificate of incorporation. The certificate of incorporation may provide that a director or officer shall not be personally liable, or shall be liable only to the extent therein provided, to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. Such provision shall not, however, relieve a director or officer from liability for any breach of duty based upon an act or omission (i) in breach of such person's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. (N.J. Stat. Ann. §14A:3-5)	Nevada law provides that, unless the articles of incorporation provide for greater individual liability, a director or officer will not be individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. (NRS §78.138).

	The New Jersey Certificate and New Jersey Bylaws do not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

DIVIDENDS

Declaration and Payment of Dividends	New Jersey law generally provides that a corporation may pay distributions, including dividends, unless: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than its total liabilities. (N.J. Stat. Ann. §14A:7-14.1)	Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights). (NRS 78.288)

Provision	NJBCA and New Jersey Organizational Documents	NRS and Nevada Organizational Documents
	The New Jersey Certificate and New Jersey Bylaws do not change this statutory rule; however, there are certain dividend payment requirements for the Series A Preferred as set forth in the Certificate of Amendment to the Certificate of Incorporation, as adopted on November 10, 2014.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Dissenters’ Rights

The Company’s shareholders do not have the right to dissent to the Reincorporation under Sections 14A:11-1 to 14A:11-3 of the NJBCA because the Company’s common stock is listed on a national securities exchange.

Accounting Consequences Relating to this Proposal No. 6

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices Relating to this Proposal No. 6

The form of the Merger Agreement, Nevada Articles, and Nevada Bylaws are attached to this Proxy Statement as Appendices A, B and C, respectively.

THE BOARD OF DIRECTORS UNANIMPOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL TO REINCORPORATE THE COMPANY INTO NEVADA.

PROPOSAL 7 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S

CERTIFICATE OF INCORPORATION (OR ARTICLES OF INCORPORATION, IF PROPOSAL 6 IS APPROVED) TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT A RATIO WITHIN A RANGE OF  1 FOR 2 TO 1 FOR 10 AT ANY TIME PRIOR TO DECEMBER 3, 2016

General

The Board has approved and is seeking stockholder approval of an amendment to our Certificate of Incorporation, to implement a reverse stock split of the Company’s issued and outstanding common stock, at a ratio within the range of 1 for 2 to 1 for 10 at any time prior to December 3, 2016.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Appendix E (the “Reverse Stock Split Amendment”), with the New Jersey Secretary of State (or the Nevada Secretary of State if Proposal 6 is approved); provided that the text set forth in Appendix E is subject to such changes as may be required by the New Jersey (or Nevada) Secretary of State or as the Board deems reasonably necessary and advisable to implement the reverse stock split. If the amendment to the Certificate of Incorporation has not been filed with the New Jersey Secretary of State (or the Nevada Secretary of State if Proposal 6 is approved) by the close of business on December 3, 2016, the Board will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Certificate of Incorporation, which is 54,000,000 (or 100 million shares if Proposal 9 is approved), or the number of authorized shares of preferred stock, which is 5,000,000 (or 15 million if Proposal 9 is approved). Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on the Nasdaq Capital Market.

Our common stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). There are a number of continued listing requirements that we must satisfy in order to maintain our listing on NASDAQ, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). A reverse stock split may help us to maintain our listing on NASDAQ in the event the stock price declines and the Company no longer satisfies the NASDAQ minimum bid price continued listing requirement or permit us to satisfy the minimum bid price of the initial listing requirements of NASDAQ if the Company had to re-apply for listing should the Company pursue a strategic transaction that falls under NASDAQ Marketplace Rule 4330(f).

We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1 for 2 and not more than 1 for 10, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;
•	prevailing market conditions;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on the NASDAQ;
•	our capitalization (including the number of shares of common stock issued and outstanding);
•	the prevailing trading price for our common stock and the volume levels thereof; and
•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. On October 23, 2015, we had 3,793,414 shares of common stock issued and outstanding and 50,206,586 shares of common stock that were authorized but unissued. At October 23, 2015, we had reserved 6,688,022 shares for future issuance, consisting of (i) 3,308,275 shares of common stock potentially issuable upon exercise of outstanding warrants, (ii) 337,080 shares of common stock potentially issuable upon exercise of outstanding stock options (iii) 2,623,000 shares of common stock potentially issuable upon the conversion of `outstanding Series A Convertible Preferred Stock (iv) 92,456 common shares reserved for accrued dividend for Convertible Preferred Stock issued and (v) 327,211 shares of common stock potentially issuable upon the conversion of outstanding convertible notes. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1 for 5 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 5.

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 5 reverse stock split, then for every 5 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock, which shall remain at $1.00 per share (unless Proposal 5 is approved), or the number of shares of preferred stock which the Company may issue, which shall remain at 5,000,000 shares, or 15,000,000 shares if Proposal 9 is approved. Our preferred stock is available for issuance from time to time for such purposes and consideration as the Board may approve in their discretion. There are 1,300,000 shares of preferred stock designated as Series A Convertible Preferred Stock, 524,600 shares of which are outstanding and we do not currently have any specific arrangements, understandings or agreements, either written or oral, to issue any additional shares of preferred stock.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on 3,793,414 shares of common stock issued and outstanding as of October 23, 2015 and 6,688,022 shares reserved for future issuance as of October 23, 2015 and does not reflect any changes resulting from the approval and implementation of Proposal 9.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	54,000,000	1,896,707	3,344,011	48,759,282
1-for-3	54,000,000	1,264,471	2,229,341	50,506,188
1-for-4	54,000,000	948,354	1,672,006	51,379,641
1-for-5	54,000,000	758,683	1,337,604	51,903,713
1-for-6	54,000,000	632,236	1,114,670	52,253,094
1-for-7	54,000,000	541,916	955,432	52,502,652
1-for-8	54,000,000	474,177	836,003	52,689,821
1-for-9	54,000,000	421,490	743,114	52,835,396
1-for-10	54,000,000	379,341	668,802	52,951,856

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Marketplace Rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, executive officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.
•	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.
•	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•	One of the purposes for the proposed reverse stock split is to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on the NASDAQ by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the New Jersey Secretary of State (or Nevada Secretary of State if Proposal 6 is approved) (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our common stock will remain unchanged at $1.00 per share (unless Proposal 5 is approved in which case the par value will be reduced to $0.001 per share) after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Certificate of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the New Jersey Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;
•	tax-exempt organizations;
•	insurance companies;
•	dealers in securities or foreign currency;
•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;
•	foreign or United States expatriate stockholders;

•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;
•	controlled foreign corporations;
•	stockholders with a functional currency other than the U.S. dollar;
•	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;
•	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;
•	common trusts;
•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;
•	partnerships or other pass-through entities or investors in such entities;
•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;
•	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or,
•	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

•	A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.
•	A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).
•	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.
•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 8 - APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 8 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•	The aggregate number of shares issued in the offerings will not exceed 40,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);
•	The total aggregate consideration will not exceed $10 million;
•	The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 30% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;
•	Such offerings will occur, if at all, on or before May 31, 2016; and
•	Such other terms as the Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 40,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 9 - APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION (OR THE ARTICLES OF INCORPORATION IF PROPOSAL 6 IS APPROVED) TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK TO 100 MILLION SHARES FROM 54 MILLION SHARES AND 15 MILLION SHARES FROM 5 MILLION SHARES, RESPECTIVELY.

Purpose and Effect of the Amendment

On September 9, 2015, the Board approved, subject to the approval of the stockholders, the filing of a certificate of amendment (the “Certificate of Amendment”), in substantially the form attached hereto as Appendix F, subject to any changes required by law, to our Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 100,000,000 shares from 54,000,000 shares and 15,000,000 shares from 5,000,000 shares, respectively. The Board has directed that the Certificate of Amendment be submitted to the stockholders at the Annual Meeting, with the recommendation that the stockholders adopt the same.

If approved by the stockholders, the Certificate of Amendment will become effective upon filing with the New Jersey Secretary of State as required by the New Jersey Statutes. It is anticipated that this will occur promptly following the date of the Annual Meeting. If Proposal 6 is approved, the increase in our authorized capital stock will be reflected in the Nevada Articles filed with the Secretary of State of the State of Nevada.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock and preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board’s discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the shareholders to approve such amendments.

The Company currently has 54,000,000 authorized shares of common stock and 5,000,000 authorized shares of preferred stock. As of the record date, the Company had approximately 3,793,414 shares of common stock outstanding and 524,600 shares of Series A Preferred Stock outstanding convertible into 2,623,000 shares of common stock.  The Company has reserved approximately 6,688,022 shares of common stock for potential future issuance pursuant to the Company’s options, warrants, convertible notes, convertible Series A Preferred Stock and common shares reserved for accrued dividends for Convertible Preferred Stock issued.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

Our issued and outstanding securities, as of the record date, on a fully diluted basis, are as follows:

•	3,793,414 shares of common stock (on a non-fully diluted basis);
•	Warrants to purchase 3,308,275 shares of common stock at a weighted average exercise price of $3.43;
•	Options to purchase 337,080 shares of common stock at a weighted average exercise price of $3.36;

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its charter, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Shareholders should recognize that, as a result of the increase in our authorized capital, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of capital which are proposed to be authorized.

If approved by the stockholders, the Certificate of Amendment will become effective upon filing with the New Jersey Secretary of State as required by the New Jersey Statutes. It is anticipated that this will occur promptly following the date of the Annual Meeting. If Proposal 6 is approved, the increase in our authorized capital stock will be reflected in the Nevada Articles filed with the Secretary of State of the State of Nevada.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CERTIFICATE OF AMENDMENT (OR ARTICLES OF INCORPORATION AS APPROPRIATE), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock at October 23, 2015 by each of our directors and executive officers, individually and all of our directors and executive officers as a group:

Name of Beneficial Owner	Role	Amount and Nature of Beneficial Ownership (1,2,3,4)		Total Equity Stake(5)
		Number	Percent	Number	Percent
David A. Moylan	Chairman and CEO	71,666	1.9%	238,333	2.5%

Anthony M. Lougee	CFO	11,475	*	38,475	*

Richard D. Butler Jr.	Director	3,934	*	3,934	*

Trent D. Davis	Director	3.934	*	3,934	*

Edward M. Karr	Director	3.934	*	3,934	*

Michael E. Markulec	Director	3,934	*	3,934	*

Directors and Executive Officers as a group (6 persons)		98,887	2.6%	292,544	3.1%

* Less than 1%.

(1) The number of shares has been adjusted to reflect the reverse 1-for-6 stock split effective March 15, 2013.

(2) On October 23, 2015, 3,793,414 shares were outstanding.

(3) Unless indicated, each shareholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power.

(4) Beneficial ownership includes all stock options and restricted units held by a shareholder that are currently exercisable or exercisable within 60 days of October 23, 2015 as follows:

•	David A. Moylan: 238,333 shares
•	Antony M. Lougee: 29,475 shares
•	Directors and Executive Officers as a group: 292,544 shares

(5) The Total Equity Stake column indicates the number of shares owned assuming the exercise of all stock options, restricted units whether vested or unvested, without regard to whether or not the stock options and restricted units are exercisable within 60 days. Percentages in the percent column are calculated on a diluted basis, assuming that all shares subject to stock options and restricted units are deemed to be outstanding, whether vested or unvested and without regard to whether or not the stock options and restricted units are exercisable within 60 days.

Beneficial Owners

At October 23, 2015 no person or entity is known to the Company to beneficially own more than 5% of the Company’s common stock.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the disclosure in this proxy statement for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, as amended, as filed with the SEC (other than exhibits thereto), which provides additional information about the Company, is available to beneficial owners of our common stock without charge upon written request to: Dataram Corporation, Attention: Secretary, at Route 571, P.O. Box 7258, Princeton, NJ 08543. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.dataram.com.

APPENDIX A

Agreement and Plan of Merger of the Company into Dataram Corporation Nevada

This Agreement and Plan of Merger (the “Plan”) is adopted as [___], 2015, by and between Dataram Corporation, a New Jersey corporation (“Dataram New Jersey”), and Dataram Corporation, a Nevada corporation and a wholly owned subsidiary of Dataram New Jersey (“Dataram Nevada”).

WHEREAS, Dataram New Jersey is a corporation duly organized and existing under the laws of the State of New Jersey;

WHEREAS, Dataram Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of the date hereof, Dataram New Jersey has authority to issue 59,000,000 shares of capital stock, consisting of 54,000,000 shares of common stock, $1.00 par value per share (“New Jersey Common Stock”), of which [____] shares are issued and outstanding and 5,000,000 shares of preferred stock par value $0.01 per share (“New Jersey Preferred Stock”), consisting of 1,300,000 shares that are designated as Series A Preferred Stock (“New Jersey Series A Preferred Stock”), of which [____] shares are issued and outstanding, and 3,700,000 shares are undesignated;

WHEREAS, as of the date hereof, Dataram Nevada has authority to issue 59,000,000[1] shares of capital stock, consisting of 54,000,000[2] shares of common stock, $0.001 par value per share (“Nevada Common Stock”), of which ten shares are issued and outstanding and 5,000,000[3] shares of preferred stock par value $0.001 per share (“Nevada Preferred Stock”), consisting of [_____] shares that are designated as Series A Preferred Stock (“Nevada Series A Preferred Stock”), of which no shares are issued and outstanding, and [_____]shares are undesignated, of which no shares are issued and outstanding;

WHEREAS, on the date hereof, the 10 shares of Nevada Common Stock that are issued and outstanding are owned by Dataram New Jersey;

WHEREAS, the respective boards of directors of Dataram Nevada and Dataram New Jersey have determined that, for the purpose of effecting the reincorporation of Dataram New Jersey in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Dataram New Jersey merge with and into Dataram Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of Dataram Nevada and Dataram New Jersey have approved this Plan; and

WHEREAS, the respective stockholders of Dataram Nevada and Dataram New Jersey have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Dataram New Jersey and Dataram Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, Dataram New Jersey shall be merged with and into Dataram Nevada, with Dataram Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 14A:10-4.1 of the New Jersey Business Combination Act (the “NJBCA”) is filed with the Secretary of State of New Jersey or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of Dataram Nevada. The address of the principal office of Dataram Nevada is 777 Alexander Rd. #100, Princeton, NJ 08540.

_________________

[1] 115 million if Proposal 9 is approved.

[2] 100 million if Proposal 9 is approved.

[3] 15 million if Proposal 9 is approved.

3. Corporate Documents. The Articles of Incorporation of Dataram Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Dataram Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Dataram Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Dataram Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of Dataram New Jersey at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Dataram Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Dataram Nevada.

5. Succession. At the Effective Time, Dataram Nevada shall succeed to Dataram New Jersey in the manner of and as more fully set forth in Section 14A:10-6 of the NJBCA and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by Dataram Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Dataram New Jersey such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Dataram Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Dataram New Jersey, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Dataram Nevada are fully authorized in the name and on behalf of Dataram New Jersey or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock and Preferred Stock of Dataram New Jersey. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of New Jersey Common Stock and each share of New Jersey Series A Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock and one fully paid and nonassessable share of Nevada Series A Preferred Stock, respectively.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of New Jersey Common Stock or New Jersey Series A Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock and Nevada Series A Preferred Stock, respectively, into which the shares of the New Jersey Common Stock and Nevada Series A Preferred Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Dataram New Jersey or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Dataram Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of New Jersey Common Stock or New Jersey Series A Preferred Stock evidenced by such outstanding certificates as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of New Jersey Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase New Jersey Common Stock.

10. Common Stock of Dataram Nevada. At the Effective Time, the previously outstanding ten shares of Nevada Common Stock registered in the name of Dataram New Jersey shall, by reason of the Merger, be reacquired by Dataram Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Dataram Nevada shall be issued in respect thereof.

11. Amendment. The respective Boards of Directors of Dataram New Jersey and Dataram Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole stockholder of Dataram Nevada or the shareholders of Dataram New Jersey shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the New Jersey Common Stock, (ii) alter or change any term of the Articles of Incorporation of Dataram Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of New Jersey Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the respective Board of Directors of either Dataram New Jersey or Dataram Nevada or both, notwithstanding approval of this Plan by the sole stockholder of Dataram Nevada or the shareholders of Dataram New Jersey, or both.

13. Rights and Duties of Dataram Nevada. At the Effective Time and for all purposes the separate existence of Dataram New Jersey shall cease and shall be merged with and into Dataram Nevada, which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Dataram New Jersey; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to Dataram New Jersey shall continue and be taken and deemed to be transferred to and vested in Dataram Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Dataram New Jersey shall not revert or be in any way impaired by reason of such Merger; and Dataram Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Dataram New Jersey; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Dataram New Jersey may be prosecuted as if the Merger had not taken place, or Dataram Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Dataram New Jersey shall be impaired by the Merger. If at any time Dataram Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Dataram New Jersey in Dataram Nevada according to the terms hereof, the officers and directors of Dataram Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Dataram Nevada, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. Dataram Nevada hereby agrees that it may be served with process in the State of New Jersey in any proceeding for enforcement of any obligation of Dataram New Jersey, as well as for enforcement of any obligation of Dataram Nevada arising from the Merger. Dataram Nevada hereby irrevocably appoints the Secretary of State of the State of New Jersey and the successors of such officer its attorney-in-fact in the State of New Jersey upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Dataram Nevada any obligation of Dataram New Jersey. In the event of such service upon the Secretary of State of the State of New Jersey or the successors of such officer, such service shall be mailed to Dataram Nevada at Route 571, P.O. Box 7258, Princeton, New Jersey 08543 or delivered personally or by overnight mail to the principal executive officers of Dataram Nevada located at 777 Alexander Rd. #100, Princeton, NJ 08540.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the respective Boards of Directors of Dataram New Jersey and Dataram Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

DATARAM CORPORATION	DATARAM CORPORATION
a New Jersey corporation	a Nevada corporation

By: ___________________________	By: ___________________________
DAVID A. MOYLAN	DAVID A. MOYLAN
Chairman and Chief Executive Officer	Chairman and Chief Executive Officer

APPENDIX B

ARTICLES OF INCORPORATION

OF

DATARAM CORPORATION,

A Nevada corporation

ARTICLE I
NAME

The name of the corporation is Dataram Corporation (the "Corporation").

ARTICLE II
RESIDENT AGENT AND REGISTERED OFFICE

The name and address of the Corporation's resident agent for service of process is [______________].

ARTICLE III
CAPITAL STOCK

3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue fifty nine million (59,000,000)[5] shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

3.02    Common Stock.    The total number of authorized shares of Common Stock shall be fifty four million (54,000,000)[6] shares with par value of $0.001 per share.

3.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be five million (5,000,000)[7] shares with par value of $0.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b)   The number of shares to constitute the class or series and the designation thereof;

____________________

[5] 115 million if Proposal 9 is approved

[6] 100 million if Proposal 9 is approved

[7] 15 million if Proposal 9 is approved

(c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE IV

DIRECTORS

The number of directors comprising the Board of Directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

ARTICLE V

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes (“NRS”).

ARTICLE VI

DIRECTORS' AND OFFICERS' LIABILITY

The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: [_____] , 2015	By:
DAVID A. MOYLAN
Chairman and Chief Executive Officer

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A PREFERRED STOCK

The undersigned, Chief Executive Officer of Dataram Corporation, a Nevada corporation (the “Corporation”), DOES HEREBY CERTIFY that the following resolutions were duly adopted and approved by the Board of Directors of the Corporation on   [__], 2015;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation to provide by resolution or resolutions for the issuance of Five Million (5,000,000) shares[8] of Preferred Stock, par value $0.001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED:

A.     Terms of the Series A Stock.

1.     Designation and Number. A series of preferred stock, designated the “Series A Stock”, is hereby established. The number of authorized shares of Series A Stock shall be [_____].

2.     Maturity. The Series A Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption.

3.      Dividends.

(a) Dividends in Kind. Holders of Series A Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, out of funds of the corporation legally available for payment, preferential cumulative dividends at the rate of 8% per annum (equivalent to a fixed annual amount of $0.40 per share) (the “Dividend Payments”) of the stated value of $5.00, payable in arrears on the fifteenth (15th) calendar day of each quarter (the “Dividend Payment Date”), beginning on January15, 2015 (with respect to the period beginning on the Original Issue Date (as defined below) and ending on December 31, 2014), in duly authorized, validly issued, fully paid and non-assessable shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”). The common stock to be issued as Dividend Payments shall be valued at the volume weighted average price (the “VWAP”) of the common stock over a ten (10) consecutive trading days ended on the second trading day immediately preceding the Dividend Payment Date.

(b)     Dividend Calculations; Late Fees. Dividends on the Series A Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue commencing on the date of the first issuance of any shares of Series A Stock (the “Original Issue Date”). Dividends shall cease to accrue with respect to any Series A Stock converted, provided that the Corporation actually delivers the shares of common stock issuable upon conversion of the shares of Series A Stock (the “Conversion Shares”) within the time period required by Subsection 7(b) herein. Any dividends that are not paid within three Trading Days (as defined below) following a Dividend Payment Date shall continue to accrue and shall entail a late fee, at a rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment of the dividend in full. So long as any Series A Stock shall remain outstanding, the Corporation shall not make any distribution upon any shares of common stock as long as

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[8] Fifteen Million (15,000,000) if Proposal 9 is approved.

any dividends due on the Series A Stock remain unpaid, nor shall any monies or capital stock be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any shares of common stock or any shares junior to or pari passu with the Series A Stock. Any dividend payment made on the Series A Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. Dividends on the Series A Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement.

4.     Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (each, a “Liquidation Event”), the Holders of Series A Stock are entitled to be paid out of the assets of the corporation legally available for distribution to its shareholders a liquidation preference of $5.00 per share (the “Liquidation Preference”, or the “Stated Value”) in cash or property at its fair market value as determined by the Board of Directors of the Corporation, plus an amount equal to any accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of the Corporation’s common stock or any other class or series of capital stock of the Corporation that ranks junior to the Series A Stock as to liquidation rights, including any other class or series of shares of the Corporation hereafter authorized over which the Series A Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation. The Corporation will promptly provide to the Holders written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, plus any accrued and unpaid dividends to which they are entitled, the Holders will be entitled to a pro-rata distribution of the remaining assets of the Corporation, on the same terms and with the same rights as the holders of the Corporation’s common stock, on an as-converted basis. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, the sale, lease or conveyance of all or substantially all of the property or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, unless a liquidation, dissolution or winding up of the Corporation is effected in connection with, or as a step in a series of transactions by which, a consolidation or merger of the Corporation is effected.

5.     Redemption. The Corporation may not redeem the Series A Stock, in whole or in part.

6.     Voting Rights.

(a)     Negative Covenants. So long as any shares of Series A Stock remain outstanding or a Holder has an exercisable put option pursuant to the Definitive Agreement (as defined below), the Corporation will not, without the affirmative vote or consent of the holders of Series A Stock entitled to cast at least ninety percent (90%) of the votes entitled to be cast by the Holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

(i)     amend, alter or repeal the provisions of the Corporation’s Certificate of Incorporation or By-laws, whether by merger, consolidation or otherwise;

(ii)     authorize, create or issue any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case ranking senior or pari passu to the Series A Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassify any shares of capital stock into any such shares;

(iii)     increase the authorized amount of any class or series of capital stock of the Corporation;

(iv)      authorize the payment of any dividends or distributions on any class or series of capital stock other than those dividends to which Holders of Series A Stock are entitled under subsection 3 hereto;

(v)     redeem or repurchase any shares of common stock or preferred stock except purchases at cost upon termination of services of an employee of, or consultant to, the Corporation or pursuant to the exercise by the Corporation of contractual rights of first refusal over any such shares;

(vi)     consummate any Liquidation Event;

(vii)     increase or decrease the size of the Corporation’s Board of Directors; or

(viii)     take any other action that may result in any adverse change to the rights, preferences, and privileges of the Holders of Series A Stock.

(b)     Board of Directors. Except as set forth in subsection 6(a) herein, Holders will be entitled to voting rights on an as-converted to common stock basis; provided, however, that, solely for the purposes of determination of voting rights under this Subsection 6, the Market Price (as defined below) shall be the conversion price per share of common stock at which the Series A Stock is convertible into shares of common stock. “Market Price” shall mean the closing bid price of the common Stock on the date immediately preceding the date upon which the Corporation first entered into a definitive agreement for the sale and issuance of Series A Stock (the “Definitive Agreement”). Except as specified in this Subsection 6, or as otherwise required by applicable law, Holders will not have any additional voting rights as a series or class. At any time, before, on or after the Original Issue Date, a Holder for itself only, may limit the amount of “as-converted to Common Stock” shares such Holder may vote pursuant to this Section 6(b) to an amount not in excess of the amount of shares of common stock that could be issued to such Holder without exceeding the Beneficial Ownership Limitation (as defined below).

7.     Conversion.

(a)      Subject to and upon compliance with the provisions of this Subsection 7, a Holder shall have the right, at the Holder’s option, at any time, to convert such shares of Series A Stock, in whole or in part, into the number of authorized but previously unissued shares of common stock and accrued dividends obtained by dividing the aggregate Stated Value of such shares by $2.00, the conversion price per share of common stock at which the Series A Stock is convertible into shares of common stock, as such price may be adjusted pursuant to Subsection 8 (the “Conversion Price”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series A Stock to be converted, the number of shares of Series A Stock owned prior to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(b)      Not later than three (3) Trading Days (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder, a certificate or certificates representing the Conversion Shares representing the number of Conversion Shares being acquired upon the conversion of the Series A Stock. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Corporation and the Holder shall promptly return to the Corporation the common stock certificates issued to such Holder pursuant to the rescinded Conversion Notice. The aforedescribed rescission notwithstanding, the Holder will be entitled to liquidated and other damages, if any. “Trading Day” shall mean any day on which the securities in question are traded on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on the Nasdaq National Market, in the applicable securities market in which the securities are traded.

(c)     No fractional shares or scrip representing fractions of common stock shall be issued upon conversion of the Series A Stock. Instead of any fractional interest in a share of common stock that would otherwise be deliverable upon the conversion of a share of Series A Stock, the Corporation shall pay to the Holder of such share an amount in cash based upon the Current Market Price of common stock on the Trading Day immediately preceding the date of conversion. “Current Market Price” of the common stock of the Corporation for any day shall mean the last reported sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any AMEX member firm regularly making a market in such security and selected for such purpose by the Board of Directors of the Corporation or, if such security is not so listed or quoted, as determined in good faith at the sole discretion of the Board of Directors of the Corporation, which determination shall be final, conclusive and binding. If more than one share of Series A Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares of common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Stock so surrendered.

(d)     If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 7(b) on the third Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as penalty, for each $5,000 of Stated Value of Series A Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such third Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, in law or in equity including, without limitation, a decree of specific performance and/or damages pursuant to any other Section hereof or under applicable law.

(e)     In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 7(b), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the common stock so purchased exceeds (y) the product of (1) the aggregate number of shares of common stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Stock equal to the number of shares of Series A Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of common stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 7(b). For example, if a Holder purchases shares of common stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of common stock upon conversion of shares of Series A Stock as required pursuant to the terms hereof.

(f)     The Corporation shall not affect any conversion of the Series A Stock, and a Holder shall not have the right to convert any portion of the Series A Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of common stock beneficially owned by such Holder and its Affiliates shall include the number of shares of common stock issuable upon conversion of the Series A Stock with respect to which such determination is being made, but shall exclude the number of shares of common stock which are issuable upon (i) conversion of the remaining unconverted Stated Value of the Series A Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series A Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 7(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 7(f) applies, the determination of whether the Series A Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series A Stock are convertible shall be deemed to be such Holder’s determination of whether the shares of Series A Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series A Stock are convertible, in each case subject to the Beneficial Ownership Limitation (as defined below). To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder. For purposes of this Section 7(f), in determining the number of outstanding shares of common stock, a Holder may rely on the number of outstanding shares of common stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the transfer agent setting forth the number of shares of common stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of common stock then outstanding. In any case, the number of outstanding shares of common stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of common stock was reported. The “Beneficial Ownership Limitation” shall be 4.99%, unless a Holder elects on its signature page to the Definitive Agreement a different amount for its own Beneficial Ownership Limitation of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series A Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 7(f) applicable to its Series A Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(f) to correct this paragraph (or any portion thereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to any successor holder of Series A Stock.

8.     Certain Adjustments

(a)      Stock Dividends and Stock Splits. If the Corporation, at any time while this Series A Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of common stock on shares of common stock, or on any securities of the Corporation which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive common stock (“Common Stock Equivalents”) (which, for avoidance of doubt, shall not include any shares of common stock issued by the Corporation upon conversion of, or payment of a dividend on, the Series A Stock), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of common stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of common stock outstanding immediately after such event. Any adjustment made pursuant to this Subsection 8(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

(b)     Subsequent Equity Sales. If, at any time while this Series A Stock is outstanding, the Corporation sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock or Common Stock Equivalents entitling any person to acquire shares of common stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the common stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of common stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such common stock or Common Stock Equivalents are issued. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any common stock or Common Stock Equivalents subject to this Subsection 8(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Subsection 8(b), upon the occurrence of any Dilutive Issuance, the holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c)     Subsequent Rights Offerings. If the Corporation, at any time while this Series A Stock is outstanding, shall issue rights, options or warrants to all holders of common stock entitling them to subscribe for or purchase shares of common stock that are exercisable at a price per share that is lower than the Conversion Price (such lower price, the “Rights Conversion Price”) , then the Conversion Price shall be reduced to equal the Rights Conversion Price. If the Corporation shall issue rights, options or warrants to all holders of common stock where the Rights Conversion Price is lower than VWAP but greater than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the common stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of common stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the common stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(d)     Pro Rata Distributions. If the Corporation, at any time while this Series A Stock is outstanding, distributes to all holders of common stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the common stock, which shall be subject to Subsection 8(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the common stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of common stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e)     Fundamental Transaction. If, at any time while this Series A Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock , (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the common stock or any compulsory share exchange pursuant to which the common stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of common stock (not including any shares of common stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which this Series A Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of common stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder of Series A Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under the Certificate of Incorporation and any applicable transaction documents (as defined in the Purchase Agreement) in accordance with the provisions of this Subsection 8(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder of this Series A Stock, deliver to the Holder in exchange for this Series A Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series A Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of common stock acquirable and receivable upon conversion of this Series A Stock (without regard to any limitations on the conversion of this Series A Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of common stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series A Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of the Certificate of Incorporation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under the Certificate of Incorporation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(f)     Calculations. All calculations under this Subsection 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Subsection 8, the number of shares of common stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of common stock (excluding any treasury shares of the Corporation) issued and outstanding.

(g)     Notice to the Holders.

(i)     Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Subsection 8, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)     Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the common stock , (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the common stock , (C) the Corporation shall authorize the granting to all holders of the common stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the common stock , any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the common stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series A Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the common stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the common stock of record shall be entitled to exchange their shares of the common stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation, the Corporation shall simultaneously file such notice with the Securities and Exchange Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the sum of the Stated Value of this Series A Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(h)     Transfer Agent Certificate. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the transfer agent of the Corporation an officer’s certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price, setting forth the adjusted Conversion Price and the effective date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Series A Stock at such holder’s last address as shown on the share records of the Corporation. No adjustment in the Conversion Price shall be made by the Corporation unless such reduced Conversion Price shall be in effect for a period of at least 10 business days.

(i)     Other Actions Affecting Holders. If the Corporation shall take any action affecting the common stock , other than an action described in this subsection 8, that in the opinion of the Board of Directors of the Corporation would materially and adversely affect the conversion rights of the Holders, the Conversion Price for the Series A Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its reasonable discretion, may determine to be equitable under the circumstances.

(j)     Reserved Common Stock for Conversion. The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common stock , for the purpose of effecting conversion of the Series A Stock and paying dividends with shares of common stock , the full number of shares of common stock deliverable upon the conversion of all outstanding Series A Stock not theretofore converted and payment with shares of common stock of the maximum amount of dividends which may accrue through four years after the Original Issue Date. For purposes of this paragraph (j), the number of shares of common stock that shall be deliverable upon the conversion of all outstanding Series A Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

The Corporation covenants that any common stock issued upon conversion of the Series A Stock shall be validly issued, fully paid and nonassessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the common stock deliverable upon conversion of the Series A Stock, the Corporation will take any action that, in the opinion of its counsel, may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable common stock at such adjusted Conversion Price.

(k)      Transfer Tax. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of common stock or other securities or property on conversion of the Series A Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of common stock or other securities or property in a name other than that of the holder of the Series A Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

(l)     No Reissuance. After a share of Series A Stock has been converted or redeemed, it shall not be reissued. In addition to the foregoing adjustments, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required herein, as it in its discretion considers to be advisable in order that any share distributions, subdivisions of shares, reclassification or combination of shares, distribution of rights, options, warrants to purchase shares or securities, or a distribution of other assets (other than cash distributions) will not be taxable or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

6.     Certificate of Incorporation and By-laws. The rights of all Holders of the Series A Stock and the terms of the Series A Stock are subject to the provisions of the Certificate of Incorporation and the By-laws of the Corporation.

7.     Exclusion of Other Rights. Except as may otherwise be required by law, the Series A Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in the Certificate of Incorporation (as such may be amended from time to time). The Series A Stock shall have no preemptive or subscription rights.

8.     Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9.     Severability of Provisions. If any voting powers, preferences or relative, participating, optional and other special rights of the Series A Stock or qualifications, limitations or restrictions thereof set forth in the Certificate of Incorporation (as such may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Stock and qualifications, limitations and restrictions thereof set forth in the Certificate of Incorporation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series A Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series A Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series A Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [___]th day of [___], 2015.

DATARAM CORPORATION

By:
DAVID A. MOYLAN
Chairman and Chief Executive Officer

APPENDIX C

BYLAWS

OF

DATARAM CORPORATION

(a Nevada corporation)

Adopted as of [DATE]

ARTICLE I
OFFICES

1.	Registered Office. The registered office of Dataram Corporation (the “Corporation”) in the State of Nevada shall be in such location as the directors determine in the State of Nevada.

2.	Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
CORPORATE SEAL

1.	Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III
SHARES OF STOCK

1.	Certificates Representing Stock; Uncertificated Shares.

a.	Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, the President or any Vice President and by the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

b.	Legends and Restrictions. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

c.	Lost, Stolen, or Destroyed Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

2.	Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share.

3.	Stock Transfers.

a.	Transfers of Record. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

b.	Restriction on Transfer by Contract. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

c.	Restriction on Transfer of Unregistered Shares. If the Corporation issues any shares which are not registered under the Securities Act of 1933 and registered or qualified under any applicable state securities laws, the Corporation may restrict transfer of the shares and may place an appropriate legend on the certificates representing the shares restricting transfer and requiring an opinion of counsel acceptable to the Corporation before transmitting any transfer regarding compliance with applicable securities laws.

4.	Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE IV
STOCKHOLDERS’ MEETINGS

1.	Place of Meeting. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Article I, Section 1.

2.	Annual Meeting.

a.	Time and Place of Annual Meeting. The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

b.	Advance Notice of Business Before a Meeting.

i.	General. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

A.	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

B.	otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

C.	otherwise properly brought before the meeting by a stockholder of the Corporation who (1) is a stockholder of record at the time of giving notice provided for in this Article IV, Section 2 on the record date for the meeting, and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) complies with the notice procedures set forth in this Article IV, Section 2.

ii.	Timing of Notice by a Stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. For purposes of this Article IV, Section 2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

iii.	Content of Stockholder’s Notice. To be in proper form, a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting:

A.	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

B.	the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, and the beneficial owner, if any, on whose behalf the proposal is made. For the purpose of these Bylaws, “beneficially owned” (and phrases of similar import), when referring to shares owned by a person, shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act and the rules and regulations promulgated thereunder, including shares which are beneficially owned, directly or indirectly, by any other person with which such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the capital stock of the Corporation;

C.	as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and including any interests described below held by any member of such stockholder’s or beneficial owner’s immediate family sharing the same household, as of the date of such stockholder’s notice (which information shall be confirmed or updated, if necessary, by such stockholder and beneficial owner not later than ten days after the record date for the meeting to disclose such ownership as of the record date): (1) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, beneficially owned and owned of record by such stockholder and beneficial owner; (2) the class or series, if any, and number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares or other securities of the Corporation (each, a “Derivative Security”), which are, directly or indirectly, beneficially owned by such stockholder and beneficial owner; (3) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation; (4) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner has a right to vote any shares or other securities of the Corporation; (5) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or such beneficial owner that are separated or separable from the underlying shares of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Securities held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, if any; and (7) a description of all agreements, arrangements and understandings between such stockholder or beneficial owner and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of capital stock of the Corporation or Derivative Securities;

D.	any material interest of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made, including a description of all agreements, arrangements and understandings between such stockholder or beneficial owner and any other person(s) (including the name(s) of such other person(s)) in connection with or related to the proposal of such business by the stockholder;

if the matter such stockholder proposes to bring before any meeting of stockholders involves an amendment to the Corporation’s Bylaws, the specific wording of such proposed amendment;

E.	a representation that such stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and that such stockholder or its agent or designee intends to appear in person or by proxy at the meeting to bring such business before the meeting;

F.	a statement as to whether either such stockholder or beneficial owner will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting share required under applicable law to approve the proposal and/or otherwise solicit proxies from stockholder in support of such proposal; and

G.	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a stockholder proposal.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.

c.	Advance Notice of Director Nominations.

i.	General. Unless otherwise required by applicable law or the Articles of Incorporation, only persons who are nominated in accordance with the procedures set forth in this Article IV, Section 2(c) shall be eligible for election as directors, except as may otherwise be provided in the instrument of designation of any series of preferred stock of the Corporation to nominate and elect a specified number of directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article IV, Section 2(c).

ii.	Timing of Notice by a Stockholder. Director nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of Article IV, Section 2(b). Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors of the Corporation at any Annual Meeting of Stockholders is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation or naming all of the nominees for director at least fifty five days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders, then a stockholder’s notice required by this section will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

iii.	Content of Stockholder’s Notice. A stockholder’s notice for nomination of a director shall set forth:

A.	as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

B.	as to such stockholder giving notice, or beneficial owner, if any, on whose behalf the proposal is made, the information required to be provided pursuant to Article IV, Section 2(b). At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. The Corporation may require any nominee to furnish a director’s and officer’s questionnaire to determine the eligibility of such nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Article IV, Section 2(c).

d.	Determination by Chairman. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Article IV, Section 2. The chairman of the annual meeting, or special meeting if applicable, shall, if the facts warrant, determine and declare at the meeting that business or a proposed nomination was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 2, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted, or any defective nomination shall be disregarded.

3.	Special Meetings.

a.	Calling of Meeting. Special meetings of the stockholders of the Corporation may only be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

b.	Notice and Timing of Meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article IV, Section 4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this Article IV, Section 3 (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

4.	Notice of Meeting by the Board of Directors. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

5.	Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

6.	Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

7.	Voting Rights and Proxies.

a.	Voting Rights. Every stockholder of record of the Corporation shall be entitled, at each meeting of the stockholders, to one vote for each share of stock standing in his name on the books of the Corporation, except as otherwise provided in the Articles of Incorporation or in any resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to the Articles of Incorporation.

b.	Stockholders of Record. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Article IV, Section 2 of these Bylaws, shall be entitled to vote at any meeting of stockholders.

c.	Proxies. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. Subject to the provisions of the Nevada Revised Statutes Section 78.355, no proxy shall be valid after the expiration of six (6) months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the preceding sentence, any proxy properly created is not revoked and continues in full force and effect until:

i.	another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots; or

ii.	the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

8.	Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; and (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

9.	Action Without Meeting. Except as any provision of the Nevada Revised Statutes may otherwise require, any action required by the Nevada Revised Statutes to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such electronic transmission sets forth or is delivered with information from which the corporation can determine that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Nevada Revised Statutes.

10.	Organization of Stockholder Meetings.

a.	Conduct of Meetings. All meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his absence, by the Chief Executive Officer, or in his absence, by the President, if any, or in his absence, by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall determine the order of business and the procedure at any meeting of the stockholders, including but not limited to, rules respecting the manner of voting, the time allotted to stockholders to speak, determinations of whether business has been properly brought before the meeting, and the power to adjourn the meeting.

b.	Rules or Regulations Regarding Conduct of Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

11.	Fixing Record Dates.

a.	Meeting Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

b.	Dividend/Distribution Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE V
DIRECTORS

1.	Number, Tenure and Qualification.

a.	Number. The authorized number of directors of the Corporation shall be not less than three (3) nor more than fifteen (15) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.

b.	Election of Directors. Except as provided in Article V, Section 3, directors shall be elected as provided for in Article IV, Section 2, and each director so elected shall hold office until the succeeding Annual Meeting (or Special Meeting in lieu thereof) and until his successor is duly elected and qualified, or until his earlier resignation or removal.

c.	Tenure. Directors shall be elected at the annual meeting of the stockholders of the Corporation by a plurality of votes as provided for in Article IV, Section 2. A separate vote for the election of directors shall be held at each meeting for each class of directors having nominees for election at such meeting. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

d.	Qualification. Directors need not be stockholders unless so required by the Articles of Incorporation. Each director must be a natural person at least 18 years of age.

2.	Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised of done by the stockholders.

3.	Vacancies. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

4.	Resignation. Any director may resign at any time by written notice to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

5.	Removal. Except as provided in the Articles of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds (2/3) of shares entitled to vote at an election of directors.

6.	Meetings.

a.	Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by the Board of Directors.

b.	Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

c.	Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting, if the corporation has implemented reasonable measures to:

1.	Verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and

2.	Provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

d.	Notice of Meetings. Notice of the time and place of all meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph, telex or e-mail, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting, at such address as such director shall have filed in writing with the Secretary, or in the absence of such filing, to the last known post office address of such director. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

e.	Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

7.	Quorum and Voting.

a.	Quorum. Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation or these Bylaws, provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

b.	Voting. At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

8.	Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, except that such written consent is not required to be signed by:

a.	A common or interested director who abstains in writing from providing consent to the action. If a common or interested director abstains in writing from providing consent:

1.	The fact of the common directorship, office or financial interest must be known to the board of directors or committee before a written consent is signed by all the members of the board of the committee.

2.	Such fact must be described in the written consent.

3.	The board of directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

b.	A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the board of directors or committee. If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the board of directors or committee must:

1.	Make a determination pursuant to Nevada Revised Statutes 78.751 that indemnification of the director is proper under the circumstances.

2.	Approve, authorize or ratify the action of the board of directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

9.	Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum and/or an amount of shares of the Corporation’s stock (or options or other rights to purchase or obtain shares of the Corporation’s stock) for attendance at each meeting of the Board of Directors and/or as compensation for service as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

10.	Committees.

a.	Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation.

b.	Other Committees. The Board of Directors shall adopt resolutions establishing an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Each committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution or resolutions establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. Each committee shall keep regular minutes and report to the Board of Directors as requested or required.

c.	Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

d.	Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to Article V, Section 10 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

11.	Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

ARTICLE VI
OFFICERS

1.	General. The officers of the Corporation shall be chosen by the Board of Directors and shall include, if and when designated, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

2.	Tenure and Duties of Officers. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall appoint the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors shall have been chosen and qualified, or until their earlier resignation or removal. Any officer appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and/or the Compensation Committee thereof.

3.	Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. The Chairman of the Board of Directors may also serve as the Chief Executive Officer and President of the Corporation and shall have the powers and duties prescribed in these Bylaws.

4.	Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all corporate instruments, securities and agreements as provided for in Articles X and XI. In the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a member of the Board of Directors, of the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

5.	President. The President, who may be the same person as the Chief Executive Officer, shall have such powers and duties as generally pertain to the office of President and as the Board of Directors may from time to time prescribe, subject generally to the direction of the Board of Directors and the Executive Committee, if any. If the Chief Executive Officer and the President are not the same individual, at the request of the Chief Executive Officer or in his absence, or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If there be no President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer, or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, such officer shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

6.	Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

7.	Vice Presidents. Each Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice President(s) shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

8.	Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties, when required, for the committees of the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

9.	Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

10.	Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

11.	Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

12.	Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

13.	Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

14.	Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

15.	Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

16.	Outside or Private Employment. No officer or employee shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation, nor shall he accept or perform any outside or private employment which the Chief Executive Officer of the Corporation determines will interfere with the efficient performance of his official duties.

ARTICLE VII
INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

1.	Discretionary and Mandatory Indemnification of Officers, Directors, Employees and Agents.

a.	Power to Indemnify in Actions, Suits or Proceedings other than those by or in the Right of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Nevada Revised Statutes Section 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to the Nevada Revised Statutes Section 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

b.	Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Nevada Revised Statutes Section 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

c.	Authorization. Any indemnification pursuant to Article VII, Section 1, unless ordered by a court or advanced pursuant to Article VII, Section 6, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to s the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article VII, Section 1, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

2.	Expenses Payable in Advance. Expenses incurred by a current or former director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation, upon the determination by the Board of Directors, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII, provided the Corporation approves in advance counsel selected by the director or officer (which approval shall not be unreasonably withheld). The provisions of this Article VII, Section 2 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.	Contract Rights. The provisions of this Article VII shall be deemed to be a contract right between the Corporation and each director, officer, employee or agent of the Corporation who serves in any such capacity at any time while this Article VII and the relevant provisions of the Nevada Revised Statutes or other applicable law are in effect. Such contract right shall vest for each director and officer at the time such person is elected or appointed to such position, and no repeal or modification of this Article VII or any such law shall affect any such vested rights or obligations then existing with respect to any state of facts or proceeding arising after such election or appointment.

4.	Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaws, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Article VII, Section 1 shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Article VII, Section 1 but whom the Corporation has the power or obligation to indemnify under the provisions of the Nevada Revised Statutes, or otherwise. However, indemnification, unless ordered by a court pursuant to Article VII, Section 6 or for the advancement of expenses made pursuant to Article VII, Section 2, may not be made to or on behalf of any director, officer, employee or agent of the Corporation if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

5.	Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VII.

6.	Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Article VII, Section 1(c), and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Article VII, Section 1. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Article VII, Section 1, as the case may be. Neither a contrary determination in the specific case under Article VII, Section 1(c) nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to Article VII, Section 6 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application to the fullest extent permitted by law.

7.	Limitation on Indemnification. Notwithstanding anything contained in this Article VII, Section 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VII), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

8.	Severability. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person as provided above as to the expenses (including attorney’s fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the full extent permitted by any applicable portion of this Bylaw that shall not have been invalidated or by any other applicable law.

9.	Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by the Corporation pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

10.	Certain Definitions. For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

ARTICLE VIII
NOTICES

1.	Notices. Whenever notice is required by law, and except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, member of a committee, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, by facsimile transmission or by electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at such stockholder's last known address as it appears on the books of the Corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile or electronic transmission, shall be the time of the giving of the notice.

2.	Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

3.	Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

a.	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b.	such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other agent of the Corporation responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

4.	Notice by Electronic Transmission Deemed to be Given. Any notice given pursuant to Article VIII, Section 3 shall be deemed given:

a.	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

b.	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

c.	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

d.	if by any other form of electronic transmission, when directed to the stockholder.

e.	An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

5.	Definition of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including without limitation any facsimile transmission or communication by electronic mail.

ARTICLE IX
BOOKS AND RECORDS

1.	Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of Nevada, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

ARTICLE X
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

1.	Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and by the Secretary, Chief Financial Officer, Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors

2.	Disbursements. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do from time to time.

3.	Authority to Bind. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

4.	Voting of Securities Owned by the Corporation. Unless otherwise specifically authorized by resolution of the Board of Directors, all rights and powers, including any right to vote, incident to any stock or other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be exercised in person or by proxy by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President of the Corporation on behalf of the Corporation, in no more restricted manner or limited extent than would apply to any owner thereof.

ARTICLE XI
OTHER SECURITIES OF THE CORPORATION

1.	Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Article III Section 1(a), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE XII
DIVIDENDS

2.	Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

3.	Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XIII
FISCAL YEAR

1.	Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by resolution of the Board Directors.

ARTICLE XIV
AMENDMENTS

1.	General. Subject to the provisions of the Articles of Incorporation, as such may be amended from time to time, and the provisions of the Nevada General Corporation Law, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors or by the Stockholders. Notwithstanding the prior sentence, any vote of the stockholders to alter, amend or repeal the following sections of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class: (i) Article IV, Section 2 (“Annual Meeting”), (ii) Article V, Section 1 (“Number, Tenure and Qualification”), and Article V, Section 3 (“Vacancies”).]

APPENDIX D

DATARAM CORPORATION

2014 Equity Incentive Plan

I. PURPOSES.

A. Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, directors and executive officers of the Company and its Affiliates.

B. Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

C. General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

II. DEFINITIONS.

A. “Accountants” means the independent public accountants of the Company.

B. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

C. “Board” means the Board of Directors of the Company.

D. “Change in Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

E. “Code” means the Internal Revenue Code of 1986, as amended.

F. “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

G. “Common Stock” means the common stock of the Company.

H. “Company” means Dataram Corporation, a New Jersey corporation (or Nevada corporation if proposal 6 passes).

~~I. “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either directors who are not compensated by the Company for their services as directors or directors who are merely paid a director’s fee by the Company for their services as directors.~~

J. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee or director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an employee of the Company to a director will not constitute an interruption of Continuous Service. The Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

K. “Director” means a member of the Board of Directors of the Company.

L. “Disability” means the inability of a person to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person for a continuous period of one hundred eighty (180) days.

M. “Employee” means any person employed by the Company or an Affiliate. Mere service as a director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

N. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

O. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

1. If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

2. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

P. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

Q. “Non-Employee Director” means a director who either (i) is not a current employee or officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

R. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

S. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

T. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

U. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

V. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

W. “Outside Director” means a director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

X. “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

Y. “Plan” means this Dataram 2014 Equity Incentive Plan.

Z. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

AA. “Securities Act” means the Securities Act of 1933, as amended.

BB. “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

CC. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

DD. “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION.

A. Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

B. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

1. To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

2. To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

3. To amend the Plan or a Stock Award as provided in Section 12.

4. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

C. Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of three (3) or more outside directors of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

IV. SHARES SUBJECT TO THE PLAN.

A. Share Reserve. Subject to the provisions of Section XI relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate ~~Two Hundred Fifty Thousand (250,000)~~ Five Hundred Twenty Thousand (520,000) shares of Common Stock.

B. Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

C. Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY.

A. Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees and executive officers. Stock Awards other than Incentive Stock Options may be granted to employees, directors and executive officers.

B. Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

VI. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

A. Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

B. Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

C. Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option granted shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

D. Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.

E. Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

F. Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

G. Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

H. Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

I. Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

J. Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement, or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

A. Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

2. Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

3. Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

B. Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

2. Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

3. Vesting. In accordance with a vesting schedule to be determined by the Board.

4. Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

VIII. COVENANTS OF THE COMPANY.

A. Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

IX. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. MISCELLANEOUS.

A. Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

B. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

C. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

D. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

XI. ADJUSTMENTS UPON CHANGES IN STOCK.

A. Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

B. Whichever of the foregoing amounts, when taking into account applicable federal, state and local income taxes and the Excise Tax, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and such Participant otherwise agree in writing, any determination required under this subsection shall be made in writing in good faith by the Accountants. In the event of a reduction of benefits hereunder, the Participant shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. The Company and such Participants shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

XII. AMENDMENT OF THE PLAN AND STOCK AWARDS.

A. Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

B. Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D. No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

E. Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIII. TERMINATION OR SUSPENSION OF THE PLAN.

A. Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B. No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XIV. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

XV. CHOICE OF LAW.

The law of the State of New Jersey shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

APPENDIX E

Amendment to Restated Certificate of Incorporation (or Articles of Incorporation, if Proposal 6 is approved) for Reverse Split of Company’s Capital Stock

New Jersey Division of Revenue & Enterprise Services

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(For Use by Domestic Profit Corporations)[9]

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.	The name of the corporation is “Dataram Corporation.”

2.	The following amendments to the Restated Certificate of Incorporation, as amended, were approved by the directors and thereafter duly adopted by the shareholders of the corporation on the [___]th day of [________], 2015.

3.	The number of shares outstanding at the time of the adoption of the amendment was: [_____] shares. The total number of shares entitled to vote thereon was: [______] shares of Common Stock.

4.	Resolved, that Article SIXTH of the Restated Certificate of Incorporation, as amended, be amended so that the following paragraph be inserted at the end of the second full paragraph of such Article to read as follows:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the New Jersey Statutes of this amendment to the Corporation’s Restated Certificate of Incorporation, as amended, each [      ]*  shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

* Whole number between two (2) and ten (10) as determined by the Board of Directors in its sole discretion

5.	The number of shares voting for and against this amendment to Article SIXTH is as follows.

Number of Shares Voting for Amendment:     _______

Number of Shares Voting Against Amendment:     _______

6.	This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

Dated this [__] day of [___], 2015	By:

Name:

Title:

_________________________

[9] To be filed pursuant to, and in conformance with, the Nevada Revised Statutes with the Secretary of State of the State of Nevadas if Proposal 6 is approved.

APPENDIX F

Amendment to Restated Certificate of Incorporation To Increase The Authorized Shares of Common Stock and Preferred Stock

New Jersey Division of Revenue & Enterprise Services

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.	The name of the corporation is “Dataram Corporation.”

2.	The following amendments to the Restated Certificate of Incorporation, as amended, were approved by the directors and thereafter duly adopted by the shareholders of the corporation on the [___]th day of [________], 2015.

3.	The number of shares outstanding at the time of the adoption of the amendment was: [_____] shares. The total number of shares entitled to vote thereon was: [______] shares of Common Stock.

4.	Resolved, that Article SIXTH of the Restated Certificate of Incorporation, as amended, be amended so that the first paragraph of such Article shall hereinafter read as follows:

“The total number of shares of common stock that may be issued by the Company is 100,000,000, each having a par value of $1.00[10] and the total number of shares of preferred stock that may be issued by the Corporation is 15,000,000, each having a par value of $0.01.

5.	The number of shares voting for and against this amendment to Article SIXTH is as follows.

Number of Shares Voting for Amendment:     _______

Number of Shares Voting Against Amendment:     _______

6.	This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

Dated this [__] day of [___], 2015	By:

Name:

Title:

________________________

[10] $0.001 if Proposal 5 is approved

APPENDIX G

Amendment to Restated Certificate of Incorporation To Change the Par Value of Our Common Stock to $0.001 Per Share From $1.00 Per Share

New Jersey Division of Revenue & Enterprise Services

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.	The name of the corporation is “Dataram Corporation.”

2.	The following amendments to the Restated Certificate of Incorporation, as amended, were approved by the directors and thereafter duly adopted by the shareholders of the corporation on the [___]th day of [________], 2015.

3.	The number of shares outstanding at the time of the adoption of the amendment was: [_____] shares. The total number of shares entitled to vote thereon was: [______] shares of Common Stock.

4.	Resolved, that Article SIXTH of the Restated Certificate of Incorporation, as amended, be amended so that the first paragraph of such Article shall hereinafter read as follows:

“The total number of shares of common stock that may be issued by the Company is 54,000,000[11], each having a par value of $0.001 and the total number of shares of preferred stock that may be issued by the Corporation is 5,000,000[12], each having a par value of $0.01.

5.	The number of shares voting for and against this amendment to Article SIXTH is as follows.

Number of Shares Voting for Amendment:     _______

Number of Shares Voting Against Amendment:     _______

6.	This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

Dated this [__] day of [___], 2015	By:

Name:

Title:

_________________________

[11] 100,000,000 if Proposal 9 is approved.

[12] 15,000,000 if Proposal 9 is approved.